FINANCIAL STATEMENTS
Western-Southern Life Assurance Company
Separate Account 1
Year Ended December 31, 2025
With Report of Independent Registered Public
Accounting Firm

Western-Southern Life Assurance Company
Separate Account 1

Financial Statements

Year Ended December 31, 2025

Report of Independent Registered Public Accounting Firm

The Board of Directors of Western-Southern Life Assurance Company and
The Contract Owners of Western-Southern Life Assurance Company Separate Account 1

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in Appendix A that comprise Western-Southern Life Insurance Company Separate Account 1 (the Separate Account), as of December 31, 2025, and the related statements of operations for the year then ended, and the statements of changes in net assets for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, the results of its operations for the year then ended and changes in its net assets for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP
We have served as the Separate Account’s auditor since 1999.
Cincinnati, Ohio
April 20, 2026
1

Appendix A
Subaccounts comprising Western-Southern Life Assurance Company Separate Account 1

Subaccounts
The Alger Portfolios
Non-Affiliated:
Alger Large Cap Growth Fund
Alger Small Cap Growth Fund

DWS Investments VIT Fund
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund

Invesco Variable Insurance Funds
Non-Affiliated:
Invesco V.I. American Franchise Fund
Invesco V.I. Government Securities Fund

Massachusetts Financial Service Variable Insurance Trust
Non-Affiliated Initial Class:
MFS Growth Fund
MFS Investors Trust Fund

Pimco Variable Insurance Trust
Non-Affiliated:
PIMCO VIT Long-Term U.S. Government Portfolio

Putnam Variable Trust
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund
Non-Affiliated Class 1B:
Putnam VT International Equity Fund

Touchstone Variable Series Trust
Affiliated Service Class:
   Touchstone VST Balanced Fund
Touchstone VST Bond Fund
Touchstone VST Common Stock Fund

2

Western-Southern Life Assurance Company Separate Account 1

Statement of Assets and Liabilities

December 31, 2025

Subaccount	Investments at fair value	Receivable from (payable to) the general account	Net Assets	Unit Value Range (Lowest to Highest)			Units Outstanding
Affiliated:
Touchstone VST Balanced Fund	$1,318,237	$(4)	$1,318,233	$13.03	to	$13.50	100,190
Touchstone VST Bond Fund	1,668,807	(1)	1,668,806	9.98	to	10.48	164,954
Touchstone VST Common Stock Fund	10,796,553	—	10,796,553	22.93	to	24.08	464,356
Non-Affiliated:
Alger Large Cap Growth Fund	1,152,405	(5)	1,152,400	57.74	to	70.42	18,863
Alger Small Cap Growth Fund	402,741	3	402,744	30.35	to	37.02	12,585
Invesco V.I. American Franchise Fund	718,928	(7)	718,921	50.40	to	55.83	13,885
Invesco V.I. Government Securities Fund	61,638	(1)	61,637	15.44	to	18.83	3,784
PIMCO VIT Long-Term U.S. Government Portfolio	441,594	8	441,602	22.54	to	27.49	18,311
Non-Affiliated Initial Class:
MFS Growth Fund	978,068	2	978,070	64.83	to	79.05	14,251
MFS Investors Trust Fund	499,174	(1)	499,173	43.55	to	53.11	10,865
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund	228,447	1	228,448	10.19	to	11.04	21,944
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	1,127,923	(8)	1,127,915	33.77	to	39.99	31,946
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	394,493	6	394,499	48.98	to	59.31	7,662

See accompanying notes

(a) New Underlying Fund. See Note 1, if applicable.	3

Western-Southern Life Assurance Company Separate Account 1

Statement of Operations

Year Ended December 31, 2025

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk, and administrative charge	Net investment income (loss)	Realized gain (loss) on sale of investments	Realized gain distributions	Change in unrealized appreciation (depreciation) during the period	Net unrealized and realized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Affiliated:
Touchstone VST Balanced Fund	$24,454	$18,368	$6,086	$(7,905)	$34,248	$130,428	$156,771	$162,857
Touchstone VST Bond Fund	62,499	22,741	39,758	(30,057)	—	86,121	56,064	95,822
Touchstone VST Common Stock Fund	35,602	138,897	(103,295)	603,828	1,492,909	(428,821)	1,667,916	1,564,621
Non-Affiliated:
Alger Large Cap Growth Fund	—	14,654	(14,654)	96,450	124,010	73,061	293,521	278,867
Alger Small Cap Growth Fund	—	5,017	(5,017)	(4,990)	4,668	23,514	23,192	18,175
Invesco V.I. American Franchise Fund	—	9,401	(9,401)	19,332	65,696	(7,522)	77,506	68,105
Invesco V.I. Government Securities Fund	1,856	796	1,060	(295)	—	2,594	2,299	3,359
PIMCO VIT Long-Term U.S. Government Portfolio	13,971	5,553	8,418	(14,095)	—	26,008	11,913	20,331
Non-Affiliated Initial Class:
MFS Growth Fund	—	12,827	(12,827)	46,218	171,028	(106,229)	111,017	98,190
MFS Investors Trust Fund	7,571	6,503	1,068	17,834	193,726	(158,437)	53,123	54,191
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund	8,737	3,078	5,659	—	—	—	—	5,659
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	122	14,676	(14,554)	66,328	67,541	208,526	342,395	327,841
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	3,866	4,950	(1,084)	5,470	31,984	18,860	56,314	55,230

See accompanying notes

(a) New Underlying Fund. See Note 1, if applicable.	4

Western-Southern Life Assurance Company Separate Account 1

Statements of Changes in Net Assets

Year Ended December 31, 2025

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Net realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract Maintenance Charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Affiliated:
Touchstone VST Balanced Fund	$6,086	$26,343	$130,428	$162,857	$7,533	$(219,204)	$492	$(708)	$(211,887)	$(49,030)	$1,367,263	$1,318,233	5,725	(22,649)	(16,924)
Touchstone VST Bond Fund	39,758	(30,057)	86,121	95,822	24,299	(128,332)	38,036	(850)	(66,847)	28,975	1,639,831	1,668,806	17,663	(24,388)	(6,725)
Touchstone VST Common Stock Fund	(103,295)	2,096,737	(428,821)	1,564,621	51,808	(1,261,757)	(69,755)	(4,419)	(1,284,123)	280,498	10,516,055	10,796,553	15,922	(76,634)	(60,712)
Non-Affiliated:
Alger Large Cap Growth Fund	(14,654)	220,460	73,061	278,867	4,770	(116,937)	(74,628)	(494)	(187,289)	91,578	1,060,822	1,152,400	140	(3,609)	(3,469)
Alger Small Cap Growth Fund	(5,017)	(322)	23,514	18,175	2,284	(26,032)	23,775	(155)	(128)	18,047	384,697	402,744	893	(871)	22
Invesco V.I. American Franchise Fund	(9,401)	85,028	(7,522)	68,105	5,821	(64,857)	(2,719)	(308)	(62,063)	6,042	712,879	718,921	258	(1,549)	(1,291)
Invesco V.I. Government Securities Fund	1,060	(295)	2,594	3,359	1,164	(1,262)	2,807	(22)	2,687	6,046	55,591	61,637	321	(153)	168
PIMCO VIT Long-Term U.S. Government Portfolio	8,418	(14,095)	26,008	20,331	4,789	(12,418)	22,775	(198)	14,948	35,279	406,323	441,602	1,455	(821)	634
Non-Affiliated Initial Class:
MFS Growth Fund	(12,827)	217,246	(106,229)	98,190	2,224	(43,343)	(28,951)	(413)	(70,483)	27,707	950,363	978,070	269	(1,356)	(1,087)
MFS Investors Trust Fund	1,068	211,560	(158,437)	54,191	3,042	(52,729)	5,009	(251)	(44,929)	9,262	489,911	499,173	193	(1,286)	(1,093)
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund	5,659	—	—	5,659	2,531	(6,851)	3,746	(182)	(756)	4,903	223,545	228,448	650	(724)	(74)
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	(14,554)	133,869	208,526	327,841	12,774	(143,087)	(48,287)	(552)	(179,152)	148,689	979,226	1,127,915	1,704	(7,416)	(5,712)
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	(1,084)	37,454	18,860	55,230	804	(4,588)	(2,996)	(215)	(6,995)	48,235	346,264	394,499	33	(175)	(142)

See accompanying notes

(a) New Underlying Fund. See Note 1, if applicable.	5

Western-Southern Life Assurance Company Separate Account 1

Statements of Changes in Net Assets

Year Ended December 31, 2024

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Net realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract Maintenance Charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Affiliated:
Touchstone VST Balanced Fund	$6,070	$(21,550)	$166,546	$151,066	$8,307	$(77,312)	$2,856	$(726)	$(66,875)	$84,191	$1,283,072	$1,367,263	2,559	(8,619)	(6,060)
Touchstone VST Bond Fund	60,848	(14,878)	(35,780)	10,190	26,437	(87,420)	68,061	(874)	6,204	16,394	1,623,437	1,639,831	11,393	(10,579)	814
Touchstone VST Common Stock Fund	(91,432)	979,192	899,699	1,787,459	54,199	(614,235)	(70,528)	(4,637)	(635,201)	1,152,258	9,363,797	10,516,055	4,256	(38,414)	(34,158)
Non-Affiliated:
Alger Large Cap Growth Fund	(12,985)	26,031	316,722	329,768	4,848	(60,952)	(58,021)	(493)	(114,618)	215,150	845,672	1,060,822	338	(3,018)	(2,680)
Alger Small Cap Growth Fund	(3,835)	(8,808)	37,643	25,000	2,278	(53,998)	15,371	(172)	(36,521)	(11,521)	396,218	384,697	717	(1,908)	(1,191)
Invesco V.I. American Franchise Fund	(9,209)	20,706	178,944	190,441	5,898	(51,742)	(37,670)	(324)	(83,838)	106,603	606,276	712,879	204	(2,181)	(1,977)
Invesco V.I. Government Securities Fund	655	(667)	231	219	1,192	(3,888)	7,116	(23)	4,397	4,616	50,975	55,591	743	(454)	289
PIMCO VIT Long-Term U.S. Government Portfolio	5,897	(21,066)	(15,252)	(30,421)	5,037	(26,666)	45,659	(211)	23,819	(6,602)	412,925	406,323	2,330	(1,338)	992
Non-Affiliated Initial Class:
MFS Growth Fund	(12,189)	114,587	126,856	229,254	2,281	(58,340)	(20,549)	(432)	(77,040)	152,214	798,149	950,363	122	(1,476)	(1,354)
MFS Investors Trust Fund	(3,232)	51,111	31,256	79,135	3,106	(35,321)	(79)	(273)	(32,567)	46,568	443,343	489,911	166	(966)	(800)
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund	7,595	—	(1)	7,594	3,847	(8,267)	6,990	(183)	2,387	9,981	213,564	223,545	1,486	(1,238)	248
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	8,926	25,919	(12,941)	21,904	13,451	(123,164)	36,209	(552)	(74,056)	(52,152)	1,031,378	979,226	2,361	(4,655)	(2,294)
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	(44)	51,756	23,169	74,881	432	(68,304)	(10,605)	(212)	(78,689)	(3,808)	350,072	346,264	273	(2,059)	(1,786)

See accompanying notes

(a) New Underlying Fund. See Note 1, if applicable.	6

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements

December 31, 2025

1. Organization and Nature of Operations
Western-Southern Life Assurance Company Separate Account 1 (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940 (the “1940 Act”), established by the Western-Southern Life Assurance Company (the “Company”), a life insurance company, that is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Separate Account is a funding vehicle for individual variable annuity contracts, and commenced operations on February 23, 1995.

The contract holder’s account value in a subaccount will vary depending on the performance of the corresponding investment portfolio (“Underlying Fund”). The Separate Account currently has 13 subaccounts available. The investment objective of each subaccount is to invest in the corresponding Underlying Fund. Refer to each Underlying Fund’s prospectus for a description of investment objectives.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to contract holders’ accounts is not chargeable with liabilities arising out of any other business the Company may conduct.

Each subaccount invests all its investible assets in shares of the Underlying Funds listed below:

The Alger Portfolios	Pimco Variable Insurance Trust
Non-Affiliated:	Non-Affiliated:
Alger Large Cap Growth Fund	PIMCO VIT Long-Term U.S. Government Portfolio
Alger Small Cap Growth Fund

DWS Investments VIT Fund	Putnam Variable Trust
Non-Affiliated Class A:	Non-Affiliated Class 1A:
DWS Equity 500 Index VIP Fund	Putnam VT Government Money Market Fund
Non-Affiliated Class 1B:
Putnam VT International Equity Fund
Invesco Variable Insurance Funds
Non-Affiliated:	Touchstone Variable Series Trust
Invesco V.I. American Franchise Fund	Affiliated Service Class:
Invesco V.I. Government Securities Fund	Touchstone VST Balanced Fund
Touchstone VST Bond Fund
Massachusetts Financial Service Variable Insurance Trust	Touchstone VST Common Stock Fund
Non-Affiliated Initial Class:
MFS Growth Fund
MFS Investors Trust Fund
7

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)
2. Significant Accounting Policies
Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”).

Investments

Investments in shares of the Underlying Funds are valued at fair value as determined by the closing net asset value per share on December 31, 2025. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments. Share transactions are recorded on the trade date. Realized gains and losses on sales of Underlying Funds’ shares are determined based on the identified cost basis.

Capital gain distributions are included in the realized gain distributions line on the Statements of Operations. Dividends are included in the reinvested dividends line on the Statements of Operations. Dividends and capital gain distributions are recorded on the ex-dividend date. Dividends and capital gain distributions from the Underlying Funds’ are reinvested in the respective Underlying Funds and are reflected in the unit values of the subaccounts.

A contract owner may also allocate funds to the Fixed Account, which is part of the general account of the Company. Upon annuitization, the contract assets are transferred to the general account of the Company. Accordingly, contract reserves are recorded by the Company.

The Separate Account’s investments are held at fair value. Fair value is the price that the Separate Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is established using a three-level hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Separate Account’s investments are assigned a level based upon the observability of the inputs that are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•Level 1 - inputs to the valuation methodology are quoted prices in active markets.
•Level 2 - inputs to the valuation methodology are observable, directly or indirectly.
•Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity.

8

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)
2. Significant Accounting Policies (continued)

The Separate Account’s investments are valued as Level 1. There were no transfers between levels 1, 2, and 3 during the year. The Separate Account’s policy is to recognize the transfers in and transfers out of levels at the beginning of the annual reporting period.

Unit Value

Unit values for the subaccounts are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the net asset value of the Underlying Fund, reinvested dividends and capital gains, and the daily asset charge for the mortality and expense risk and administrative charges, as applicable.

Taxes

Operations of the Separate Account are included in the income tax return of the Company, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). The Separate Account is not taxed as a regulated investment company under Subchapter M of the IRC. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current tax law, the Company pays no tax on investment income and capital gains reflected in variable annuity policy reserves. However, the Company retains the right to charge for any federal income tax incurred, which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.
Use of Estimates

The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

9

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)
2. Significant Accounting Policies (continued)

Segment Reporting

In this reporting period, we adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the Chief Financial Officer. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and as a whole, the subaccount’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The change in net assets resulting from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

Subsequent Events

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were available to be issued and determined that no additional disclosures are required.

10

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)
3. Purchases and Sales of Investments
The aggregate cost of Underlying Fund shares purchased and proceeds from Underlying Fund shares sold during the period ended December 31, 2025 and the cost of shares held at December 31, 2025, for each subaccount were as follows:

Subaccount	Purchases	Sales	Cost

Touchstone Variable Series Trust
Touchstone VST Balanced Fund	$130,435	$(301,987)	$1,220,907
Touchstone VST Bond Fund	237,926	(265,014)	1,853,176
Touchstone VST Common Stock Fund	1,862,573	(1,757,081)	8,756,924
The Alger Portfolios
Alger Large Cap Growth Fund	131,222	(209,156)	844,386
Alger Small Cap Growth Fund	30,525	(31,001)	501,208
Invesco Variable Insurance Funds
Invesco V.I. American Franchise Fund	77,690	(83,459)	547,743
Invesco V.I. Government Securities Fund	6,955	(3,208)	64,718
Pimco Variable Insurance Trust
PIMCO VIT Long-Term U.S. Government Portfolio	48,431	(25,064)	621,039
Massachusetts Financial Service Variable Insurance Trust
MFS Growth Fund	188,290	(100,573)	861,117
MFS Investors Trust Fund	209,629	(59,766)	556,908
Putnam Variable Trust - Class IA
Putnam VT Government Money Market Fund	15,431	(10,529)	228,447
Putnam Variable Trust - Class IB
Putnam VT International Equity Fund	121,558	(247,720)	813,137
DWS Investments VIT Funds
DWS Equity 500 Index VIP Fund	37,395	(13,490)	278,689

11

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)
4. Expenses and Related Party Transactions

The charges listed below are the annual rates deducted as a daily charge, thus affecting the unit values to compensate the Company for administrative expenses and for the assumption of mortality and expense risks.

•Touchstone Gold Variable Annuity - 1.35%
•Touchstone Advisor Variable Annuity - 0.80%
•Touchstone Select Variable Annuity
◦1.35% for the Standard Death Benefit
◦1.45% for the Annual Step Up Death Benefit
◦1.55% for the 6% Accumulating Death Benefit (Product option no longer available as 12/31/2025)

The Company also deducts an annual contract maintenance charge from the contract owner’s account value on each contract anniversary and upon any full surrender as indicated below. The annual fee is taken from the contract owner’s account value by redeeming units.

•Touchstone Gold Variable Annuity - $35 for the first ten contract years and the lesser of (a) $35 and (b) 0.17% of the contract owner’s account value after the tenth contract anniversary.
•Touchstone Advisor - $35
•Touchstone Select Variable Annuity - $40 for the first ten contract years and the lesser of (a) $40 or (b) 0.14% of the contract owner’s account value after the tenth Contract Anniversary. If the contract owner’s account value is less than $50,000, the charge is waived.

Since no deduction for a sales charge is made from the payments received from contract owners, a surrender charge is deducted from the contract owner’s account value by the Company on certain surrenders and partial withdrawals to cover expenses relating to promotion, sale and distribution of the contracts. The surrender charge is assessed on each redemption, except for certain amounts excluded from charges under the contract, by redeeming units. For the Touchstone Gold Variable Annuity, this charge ranges from 7% to 0% depending on the number of years since the payment was received. For the Touchstone Select Variable Annuity, this charge ranges from 8% to 0%, depending on the number of years since the payment was received. Touchstone Advisor has no surrender charge.

Touchstone Advisors Inc., which is affiliated with the Company, advises each of the Touchstone Variable Series Trust offered through the Company’s variable products.

12

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)
5. Financial Highlights
A summary of net assets, unit values and units outstanding for variable annuity contracts, investment income and expense ratios, excluding expenses of the underlying funds and total returns are presented for each period ended December 31. The ranges of lowest to highest unit values and total return are based on the product groupings that represent lowest and highest expense ratio amounts. The first unit value presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. The first total return presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. Therefore, some individual contract ratios are not within the ranges presented.

** Investment income ratio amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Underlying Fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Underlying Fund in which the subaccounts invest. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates.
*** Expense ratio amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
**** Total return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, which includes expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
13

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)

5. Financial Highlights

For Year Ended 2025
Subaccount	Units (000s)	Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio (***)	Total Return (****)
Affiliated:
Touchstone VST Balanced Fund	100	$13.03	to	$13.50	$1,318	1.81%	0.80% to 1.55%	12.42%	to	13.26%
Touchstone VST Bond Fund	165	9.98	to	10.48	1,669	3.74%	0.80% to 1.55%	5.61%	to	6.40%
Touchstone VST Common Stock Fund	464	22.93	to	24.08	10,797	0.35%	0.80% to 1.55%	15.87%	to	16.72%
Non-Affiliated:
Alger Large Cap Growth Fund	19	57.74	to	70.42	1,152	—%	0.80% to 1.55%	28.25%	to	29.23%
Alger Small Cap Growth Fund	13	30.35	to	37.02	403	—%	0.80% to 1.55%	4.26%	to	5.08%
Invesco V.I. American Franchise Fund	14	50.40	to	55.83	719	—%	0.80% to 1.55%	9.95%	to	10.77%
Invesco V.I. Government Securities Fund	4	15.44	to	18.83	62	3.16%	0.80% to 1.55%	5.68%	to	6.50%
PIMCO VIT Long-Term U.S. Government Portfolio	18	22.54	to	27.49	442	3.28%	0.80% to 1.55%	4.64%	to	5.45%
Non-Affiliated Initial Class:
MFS Growth Fund	14	64.83	to	79.05	978	—%	0.80% to 1.55%	10.46%	to	11.29%
MFS Investors Trust Fund	11	43.55	to	53.11	499	1.58%	0.80% to 1.55%	11.81%	to	12.66%
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund	22	10.19	to	11.04	228	3.87%	0.80% to 1.55%	2.31%	to	3.08%
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	32	33.77	to	39.99	1,128	0.01%	0.80% to 1.55%	35.57%	to	36.58%
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	8	48.98	to	59.31	394	1.06%	0.80% to 1.55%	15.79%	to	16.68%

-*Less than 500.

14

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)

5. Financial Highlights

For Year Ended 2024
Subaccount	Units (000s)	Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio (***)	Total Return (****)
Affiliated:
Touchstone VST Balanced Fund	117	$11.59	to	$11.92	$1,367	1.82%	0.80% to 1.55%	11.87%	to	12.67%
Touchstone VST Bond Fund	172	9.45	to	9.85	1,640	5.06%	0.80% to 1.55%	0.43%	to	1.13%
Touchstone VST Common Stock Fund	525	19.79	to	20.63	10,516	0.45%	0.80% to 1.55%	19.36%	to	20.29%
Non-Affiliated:
Alger Large Cap Growth Fund	22	45.02	to	54.49	1,061	—%	0.80% to 1.55%	40.64%	to	41.75%
Alger Small Cap Growth Fund	13	29.11	to	35.23	385	0.38%	0.80% to 1.55%	6.44%	to	7.25%
Invesco V.I. American Franchise Fund	15	45.84	to	50.40	713	—%	0.80% to 1.55%	32.79%	to	33.79%
Invesco V.I. Government Securities Fund	4	14.61	to	17.68	56	2.58%	0.80% to 1.55%	0.14%	to	0.91%
PIMCO VIT Long-Term U.S. Government Portfolio	18	21.54	to	26.07	406	2.73%	0.80% to 1.55%	(7.47)%	to	(6.76)%
Non-Affiliated Initial Class:
MFS Growth Fund	15	58.69	to	71.03	950	—%	0.80% to 1.55%	29.42%	to	30.40%
MFS Investors Trust Fund	12	38.95	to	47.14	490	0.71%	0.80% to 1.55%	17.64%	to	18.56%
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund	22	9.96	to	10.71	224	4.81%	0.80% to 1.55%	3.32%	to	4.08%
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	38	24.91	to	29.28	979	2.20%	0.80% to 1.55%	1.38%	to	2.16%
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	8	42.30	to	50.83	346	1.33%	0.80% to 1.55%	22.68%	to	23.64%

15

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2023
Subaccount	Units (000s)	Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio (***)	Total Return (****)
Affiliated:
Touchstone VST Balanced Fund	123	$10.36	to	$10.58	$1,283	1.25%	0.80% to 1.55%	16.80%	to	17.69%
Touchstone VST Bond Fund	171	9.41	to	9.74	1,623	4.89%	0.80% to 1.55%	4.09%	to	4.96%
Touchstone VST Common Stock Fund	559	16.58	to	17.15	9,364	0.62%	0.80% to 1.55%	24.38%	to	25.37%
Non-Affiliated:
Alger Large Cap Growth Fund	25	32.01	to	38.44	846	—%	0.80% to 1.55%	30.60%	to	31.60%
Alger Small Cap Growth Fund	14	27.35	to	32.85	396	—%	0.80% to 1.55%	14.68%	to	15.55%
Invesco V.I. American Franchise Fund	17	34.52	to	37.67	606	—%	0.80% to 1.55%	38.75%	to	39.83%
Invesco V.I. Government Securities Fund	3	14.59	to	17.52	51	2.13%	0.80% to 1.55%	3.04%	to	3.79%
PIMCO VIT Long-Term U.S. Government Portfolio	17	23.28	to	27.96	413	2.38%	0.80% to 1.55%	2.37%	to	3.14%
Non-Affiliated Initial Class:
MFS Growth Fund	17	45.35	to	54.47	798	—%	0.80% to 1.55%	33.78%	to	34.79%
MFS Investors Trust Fund	13	33.11	to	39.76	443	0.72%	0.80% to 1.55%	17.16%	to	18.02%
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund	22	9.64	to	10.29	214	4.58%	0.80% to 1.55%	3.10%	to	3.83%
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	40	24.57	to	28.66	1,031	0.04%	0.80% to 1.55%	16.67%	to	17.56%
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	10	34.48	to	41.11	350	1.36%	0.80% to 1.55%	24.07%	to	24.99%

16

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2022
Subaccount	Units (000s)	Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio (***)	Total Return (****)
Affiliated:
Touchstone VST Balanced Fund	138	$8.87	to	$8.99	$1,230	0.47%	0.80% to 1.55%	(17.26)%	to	(16.60)%
Touchstone VST Bond Fund	178	9.04	to	9.28	1,619	1.78%	0.80% to 1.55%	(15.28)%	to	(14.63)%
Touchstone VST Common Stock Fund	611	13.33	to	13.68	8,208	0.23%	0.80% to 1.55%	(19.06)%	to	(18.47)%
Non-Affiliated:
Alger Large Cap Growth Fund	28	24.51	to	29.21	728	—%	0.80% to 1.55%	(39.59)%	to	(39.15)%
Alger Small Cap Growth Fund	14	23.85	to	28.43	357	—%	0.80% to 1.55%	(38.96)%	to	(38.50)%
Invesco V.I. American Franchise Fund	20	24.88	to	26.94	497	—%	0.80% to 1.55%	(32.19)%	to	(31.68)%
Invesco V.I. Government Securities Fund	3	14.16	to	16.88	46	1.99%	0.80% to 1.55%	(11.72)%	to	(11.02)%
PIMCO VIT Long-Term U.S. Government Portfolio	16	22.74	to	27.11	375	2.03%	0.80% to 1.55%	(29.99)%	to	(29.44)%
Non-Affiliated Initial Class:
MFS Growth Fund	20	33.90	to	40.41	696	—%	0.80% to 1.55%	(32.70)%	to	(32.19)%
MFS Investors Trust Fund	14	28.26	to	33.69	419	0.67%	0.80% to 1.55%	(17.78)%	to	(17.14)%
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund	25	9.35	to	9.91	241	1.25%	0.80% to 1.55%	(0.32)%	to	0.51%
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	44	21.06	to	24.38	974	1.57%	0.80% to 1.55%	(16.10)%	to	(15.46)%
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	10	27.79	to	32.89	294	1.28%	0.80% to 1.55%	(19.61)%	to	(18.99)%

17

Western-Southern Life Assurance Company Separate Account 1

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2021
Subaccount	Units (000s)	Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio (***)	Total Return (****)
Affiliated:
Touchstone VST Balanced Fund (April 17, 2021)	147	$10.72	to	$10.78	$1,578	0.31%	0.80% to 1.55%	7.20%	to	7.80%
Touchstone VST Bond Fund	192	10.67	to	10.87	2,054	2.37%	0.80% to 1.55%	(2.82)%	to	(2.07)%
Touchstone VST Common Stock Fund	640	16.47	to	16.78	10,597	0.39%	0.80% to 1.55%	25.63%	to	26.55%
Non-Affiliated:
Alger Large Cap Growth Fund	29	40.57	to	48.00	1,253	—%	0.80% to 1.55%	10.09%	to	10.96%
Alger Small Cap Growth Fund	14	39.07	to	46.23	554	—%	0.80% to 1.55%	(7.53)%	to	(6.81)%
Invesco V.I. American Franchise Fund	21	36.69	to	39.43	782	—%	0.80% to 1.55%	10.21%	to	11.04%
Invesco V.I. Government Securities Fund	3	16.04	to	18.97	55	2.03%	0.80% to 1.55%	(3.78)%	to	(3.07)%
PIMCO VIT Long-Term U.S. Government Portfolio	17	32.48	to	38.42	595	1.57%	0.80% to 1.55%	(6.26)%	to	(5.56)%
Non-Affiliated Initial Class:
MFS Growth Fund	21	50.37	to	59.59	1,132	—%	0.80% to 1.55%	21.61%	to	22.54%
MFS Investors Trust Fund	17	34.37	to	40.66	619	0.58%	0.80% to 1.55%	24.85%	to	25.80%
Non-Affiliated Class 1A:
Putnam VT Government Money Market Fund	28	9.38	to	9.86	265	0.01%	0.80% to 1.55%	(1.57)%	to	(0.80)%
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	47	25.10	to	28.84	1,226	1.22%	0.80% to 1.55%	7.13%	to	7.97%
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	10	34.57	to	40.60	355	1.39%	0.80% to 1.55%	26.40%	to	27.35%

18

STATUTORY-BASIS FINANCIAL STATEMENTS

Western-Southern Life Assurance Company
Years Ended December 31, 2025, 2024 and 2023
With Report of Independent Auditors

Western-Southern Life Assurance Company

Statutory-Basis Financial Statements and Supplementary Information

Years Ended December 31, 2025, 2024 and 2023

Report of Independent Auditors
The Board of Directors
Western-Southern Life Assurance Company
Opinion
We have audited the statutory-basis financial statements of Western-Southern Life Assurance Company (the Company), which comprise the balance sheets as of December 31, 2025 and 2024, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years ended December 31, 2025, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for the three years ended December 31, 2025, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2025 and 2024, or the results of its operations or its cash flows for the three years ended December 31, 2025.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described
1

in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.
Auditor’s Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
2

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young, LLP

April 20, 2026
3

Western-Southern Life Assurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2025	2024
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$26,226,097	$23,534,226
Preferred and common stocks	1,631,333	1,309,981
Investment in common stock of subsidiaries	4,071	3,592
Mortgage loans	6,443,869	5,799,044
Policy loans	19,087	20,911
Cash, cash equivalents and short-term investments	664,034	482,774
Receivable for securities	6,786	2,757
Derivatives	17,183	3,508
Receivable for collateral on derivatives	1,067	1,317
Other invested assets	933,275	717,398
Total cash and invested assets	35,946,802	31,875,508

Investment income due and accrued	253,567	235,594
Premiums deferred and uncollected	15,984	16,941
Net deferred income tax asset	298,866	273,684
Other admitted assets	319,355	68,708
Separate account assets	2,898,905	2,600,584
Total admitted assets	$39,733,479	$35,071,019

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$28,428,376	$26,341,713
Liability for deposit-type contracts	4,670,645	2,639,405
Policy and contract claims	17,292	20,211
Premiums received in advance	1,658	753
Total policy and contract liabilities	33,117,971	29,002,082

General expense due and accrued	8	107
Current federal income taxes payable to parent	16,493	22,328
Transfer to (from) separate accounts due and accrued, net	9,567	12,303
Asset valuation reserve	688,217	595,330
Other liabilities	299,343	157,697
Derivatives	83	—
Payable for securities lending	466,816	655,289
Separate account liabilities	2,898,905	2,600,584
Total liabilities	37,497,403	33,045,720

Capital and surplus:
Common stock, $1 par value, authorized 10,000 shares, issued and outstanding 2,500 shares	2,500	2,500
Paid-in surplus	1,672,408	1,672,408
Accumulated surplus	561,168	350,391
Total capital and surplus	2,236,076	2,025,299
Total liabilities and capital and surplus	$39,733,479	$35,071,019
See accompanying notes.
4

Western-Southern Life Assurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2025	2024	2023
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$6,221,026	$5,602,461	$7,007,773
Net investment income	1,790,231	1,571,827	1,245,747
Considerations for supplementary contracts with life contingencies	1,902	2,655	196
Amortization of the interest maintenance reserve	(9,478)	(11,182)	(6,567)
Fees from management of separate accounts	3,696	2,660	855
Other revenues	1,971	1,746	1,993
Total premiums and other revenues	8,009,348	7,170,167	8,249,997

Benefits paid or provided:
Death benefits	133,480	128,109	124,138
Annuity benefits	790,812	690,089	589,551
Disability and accident and health benefits	1,481	1,572	1,669
Surrender benefits	4,101,483	2,456,490	2,276,960
Payments on supplementary contracts with life contingencies	2,861	2,828	2,798
Other benefits	1,904	2,338	2,504
Increase (decrease) in policy reserves and other policyholders’ funds	2,216,647	2,861,029	4,268,509
Total benefits paid or provided	7,248,668	6,142,455	7,266,129

Insurance expenses and other deductions:
Commissions	165,769	136,276	152,990
General expenses	174,107	162,137	157,285
Net transfers to (from) separate accounts	141,318	412,583	570,570
Other deductions	30,266	27,025	31,645
Total insurance expenses and other deductions	511,460	738,021	912,490

Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	249,220	289,691	71,378
Federal income tax expense (benefit), excluding tax on capital gains	54,999	97,391	112,756
Gain (loss) from operations before net realized capital gains (losses)	194,221	192,300	(41,378)
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	(30,968)	56,676	(21,227)
Net income (loss)	$163,253	$248,976	$(62,605)
See accompanying notes.
5

Western-Southern Life Assurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	2025	2024	2023
	(In Thousands)

Balance, January 1	$2,025,299	$1,940,163	$1,777,223
Net income (loss)	163,253	248,976	(62,605)
Change in net deferred income tax	11,525	51,350	112,298
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $25,538; $15,699; $38,090, respectively)	86,278	60,451	128,280
Net change in nonadmitted assets and related items	42,948	(31,834)	(197)
Change in asset valuation reserve	(92,887)	(88,828)	(138,549)
Change in valuation basis	—	—	(1,287)
Change in surplus in separate accounts	(340)	21	—
Capital contribution	—	—	275,000
Dividends to stockholder	—	(155,000)	(150,000)
Balance, December 31	$2,236,076	$2,025,299	$1,940,163
See accompanying notes.
6

Western-Southern Life Assurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2025	2024	2023
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$6,225,106	$5,605,465	$7,009,480
Net investment income received	1,756,210	1,525,695	1,201,965
Benefits paid	(5,167,139)	(3,378,745)	(3,087,132)
Net transfers from (to) separate accounts	(144,394)	(409,718)	(552,630)
Commissions and expense paid	(374,015)	(346,045)	(329,485)
Federal income taxes recovered (paid)	(65,509)	(125,021)	(75,085)
Other, net	3,767	2,816	975
Net cash from (for) operations	2,234,026	2,874,447	4,168,088

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	7,873,394	4,597,697	2,647,335
Preferred and common stocks	245,624	268,247	77,692
Mortgage loans	674,657	331,887	250,298
Other invested assets	50,961	41,706	20,217
Net gains (losses) on cash, cash equivalents and short-term investments	(34)	(23)	1,088
Miscellaneous proceeds	18,422	154,435	4,151
Net proceeds from investments sold, matured or repaid	8,863,024	5,393,949	3,000,781

Cost of investments acquired:
Debt securities	(10,770,414)	(6,912,106)	(6,248,001)
Preferred and common stocks	(357,308)	(182,836)	(149,574)
Mortgage loans	(1,314,103)	(1,288,592)	(1,330,215)
Other invested assets	(190,727)	(194,106)	(63,588)
Miscellaneous applications	(4,029)	(874)	(21,730)
Total cost of investments acquired	(12,636,581)	(8,578,514)	(7,813,108)

Net change in policy and other loans	1,825	1,526	912
Net cash from (for) investments	(3,771,732)	(3,183,039)	(4,811,415)

Financing and miscellaneous activities
Capital and paid in surplus, less treasury stock	—	—	225,000
Net deposits on deposit-type contract funds and other insurance liabilities	2,031,240	546,820	284,650
Dividends paid to stockholder	—	(155,000)	(150,000)
Other cash provided (applied)	(312,274)	54,355	105,538
Net cash from (for) financing and miscellaneous sources	1,718,966	446,175	465,188

Net change in cash, cash equivalents and short-term investments	181,260	137,583	(178,139)
Cash, cash equivalents and short-term investments:
Beginning of year	482,774	345,191	523,330
End of year	$664,034	$482,774	$345,191

Cash flow information for noncash transactions:
Capital contribution received from The Western and Southern Life Insurance Company in the form of common stock	$—	$—	$50,000
See accompanying notes.
7

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

1. Nature of Operations and Significant Accounting Policies
Western-Southern Life Assurance Company (the Company), a stock life insurance company, is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (Western and Southern), a stock life insurance company. The Company is domiciled in Ohio.
The Company offers individual annuities and interest-sensitive life insurance products through Western and Southern agents and various financial institutions. The Company is licensed in 49 states and the District of Columbia. For the year ended December 31, 2025, approximately 36.4% of the gross premiums and annuity considerations for the Company were derived from California, Florida, Massachusetts, and Texas.
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio. These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.
Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
8

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;
•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.
If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
Investments in real estate are reported net of required obligations rather than on a gross basis as for GAAP.
9

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Other invested assets reflect investments in unaffiliated surplus debentures and joint ventures, partnerships and limited liability companies. Unaffiliated surplus debentures are reported at amortized cost. For GAAP, these assets are treated similarly as other debt securities designated as available-for-sale and are recorded at their fair value. Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. For GAAP, these assets are accounted for using the equity method.
Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.
Subsidiaries
The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.
Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs related to traditional life insurance, certain long-duration accident and health insurance, universal life insurance, and investment-type contracts are deferred and amortized on a constant-level basis over the expected life of the related contracts.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally investments in unaudited subsidiaries and controlled and affiliated entities), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.
Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred
10

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities that meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
Policyholder Dividends
Policyholder dividends are recognized when declared rather than over the term of the related policies as required by GAAP.
11

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.
Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $6,799.7 million and $6,409.0 million as of December 31, 2025 and 2024, respectively. These assets are primarily collateral pledged to the Federal Home Loan Bank (FHLB), collateral held in relation to the Company's securities lending program, and FHLB stock. These restricted assets are discussed in more detail in their relevant sections.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks, other than FHLB stock, are unrestricted and reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes. FHLB stock is carried at cost and is restricted. At December 31, 2025 and 2024, the Company owned $139.4 million and $115.8 million, of FHLB stock, respectively. The FHLB stock is held in conjunction with the issuance of deposit contracts to the FHLB. See Note 9 for further description.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported at amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
12

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
The Company’s noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in capital and surplus.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realized value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed by the straight-line method over the estimated useful life of the properties.
Property acquired in the satisfaction of debt is recorded at the lower of cost less accumulated depreciation or fair market value.
Other invested assets primarily reflect investments in tax credit investments and joint ventures, partnerships and limited liability companies. Tax credit investments are reported at amortized cost and annual amortization is based on the proportion of tax benefits received in the current year to total estimated tax benefits. Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
See note 2 for discussion of the Company's policy related to derivatives.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
Realized capital gains and losses are determined using the specific identification method.
13

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.
Policy Reserves
Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis, which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
For policies issued in 2020 or after, life insurance reserves are developed using principle-based policyholder and asset assumptions with margins and floored at formulaic reserves based upon published tables using statutorily specified interest rates and valuation methods.
Formulaic policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2025	2024
Life Insurance:
1958 Commissioners Standard Ordinary (CSO), 2-1/2% - 4-1/2%	0.7%	0.8%
1980 CSO, 4% - 6%	0.9	1.0
2001 CSO, 3-1/2% - 4-1/2%	3.7	3.9
2017 CSO, 3-1/2%	2.3	2.2
Other	0.1	0.1
Annuities:
Various, 2-1/4% - 8-1/4%	92.2	91.9
Supplemental benefits:
Various, 2-1/2% - 6%	0.1	0.1
	100.0%	100.0%
14

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.
As of December 31, 2025 and 2024, reserves of $5.6 million and $6.1 million respectively, were recorded on in-force amounts of $462.9 million and $523.9 million respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.
The Company's variable annuities are reserved under VM-21. Policies reserved under VM-21 are based on principle-based policyholder and asset assumptions with margins and floored at cash values.
Contracts issued that do not incorporate mortality or morbidity risk, such as guaranteed interest contracts, are accounted for as deposit-type contracts. Amounts received as payments and amounts withdrawn on deposit-type contracts are recorded directly to the liability for deposit-type contracts.
The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
Policy and Contract Claims
Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2025 and 2024. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.
15

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Securities Lending
At December 31, 2025, the Company has loaned $456.0 million (fair value) of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Mitsubishi UFJ Trust and Banking Corporation. At December 31, 2024, the Company had loaned $640.0 million (fair value). The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets.

The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2025 and 2024, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet, with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is managed either by an affiliated agent of the Company or by Mitsubishi UFJ Trust and Banking Corporation, an unaffiliated agent. Collateral managed by an affiliated agent is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable balance sheet amount because the funds are available for the general use of the Company.
At December 31, 2025 and 2024, the fair value of the total collateral was $464.6 million and $661.6 million, respectively, all of which was managed by an affiliated agent. At December 31, 2025, the collateral for all securities on loan could be requested to be returned on demand by the borrower.
16

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The aggregate collateral broken out by maturity date is as follows at December 31, 2025:

	Amortized Cost	Fair Value
	(In Thousands)

Open	$—	$—
30 days or less	60,636	60,640
31 to 60 days	12,181	12,180
61 to 90 days	8,107	8,107
91 to 120 days	45,713	45,731
121 to 180 days	34,061	34,107
181 to 365 days	109,618	109,714
1 to 2 years	42,113	42,214
2 to 3 years	14,634	14,634
Greater than 3 years	137,303	137,303
Total collateral	$464,366	$464,630
At December 31, 2025, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $466.8 million in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.
Separate Accounts
Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for group variable universal life, nonguaranteed variable annuity contracts, and guaranteed market value adjusted annuity contracts. Assets held in the separate account supporting variable annuities and group variable universal life are carried at fair value. Assets held in the separate account supporting market value adjusted annuities are carried at the general account basis. These separate account assets are considered legally insulated from the general account. Surrender charges collectible by the general account in the event of annuity contract surrenders are reported as a negative liability rather than an asset. Policy-related activity involving cash flow, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of operations as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks.
17

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Federal Income Taxes
Western and Southern files a consolidated income tax return with its eligible subsidiaries and affiliates, including the Company. The provision for federal income taxes is allocated to the Company using a separate return method based upon a written tax-sharing agreement. The benefits from losses of subsidiaries and affiliates, which are utilized in the consolidated return, will be retained by the subsidiaries and affiliates under the tax-sharing agreement. Western and Southern pays all federal income taxes due for all members of the consolidated group. Western and Southern will then charge or reimburse, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company recognizes accrued interest and penalties related to tax contingencies in Current federal income taxes recoverable or payable and Federal income tax expense (benefit), excluding tax on capital gains on the balance sheets and statements of operations, respectively.
Accounting Changes
Effective January 1, 2025, the NAIC adopted revisions to SSAP No. 26, Bonds, and SSAP No. 43, Asset Backed-Securities, to reflect accounting and reporting guidance under the Principles Based Bond Definition (PBBD) for qualified investments. As a result of these adoptions, investments qualified as issuer credit obligations are reported under SSAP No. 26; investments qualified as asset-backed securities are reported under SSAP No. 43.
Effective January 1, 2025, the NAIC adopted revisions to SSAP No. 21, Other Admitted Assets, to reflect accounting and reporting guidance for investments that do not meet the requirements of PBBD, and for residual tranches or interests/loss positions. The aggregate book adjusted carrying value for all securities reclassified from debt securities to other invested assets was $48.5 million. The measurement basis for the transferred securities did not change. There is no change to the Company's net income or capital and surplus.
The Company had no significant accounting changes in 2024.
In 2023, the Statutory Accounting Principles Working Group issued INT 23-01 Net Negative (Disallowed) Interest Maintenance Reserve that allows for admission of IMR in a net asset position, which was previously non-admitted, if certain criteria are met. The amount allowed to be admitted is limited to 10% of an entity's adjusted capital and surplus. Having adopted this interpretation, the Company admitted $17.3 million of general account IMR assets as of December 31, 2023.
Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 20, 2026.
18

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized in the following tables. The tables pertaining to 2025 include revisions to bond categorization, reflecting the principles-based bond definition that was implemented as of January 1, 2025:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2025:
Issuer credit obligations
U.S. government obligations, exempt from RBC	$542,124	$139	$(3,731)	$538,532
Other US government obligations, not Exempt from RBC	8,000	223	—	8,223
Non-US sovereign jurisdiction securities	204,526	2,726	(15,782)	191,470
Municipal bonds - general obligations (direct and guaranteed)	24,415	—	(1,637)	22,778
Municipal bonds - special revenue	184,793	938	(13,116)	172,615
Project finance bonds issued by operating entities	248,798	13,273	(5,176)	256,895
Corporate bonds	11,209,999	251,165	(268,778)	11,192,386
Single entity backed obligations	304,106	2,414	(8,865)	297,655
SVO identified bond exchange traded funds, fair value	148,331	—	—	148,331
Bank loans, issued	495,414	1,142	(3,639)	492,917
Bank loans, acquired	330,820	2,058	(2,524)	330,354
Subtotal issuer credit obligations	$13,701,326	$274,078	$(323,248)	$13,652,156
Asset backed securities
Agency residential mortgage-backed securities - guaranteed (exempt from RBC)	$1,461	$—	$(33)	$1,428
Agency commercial mortgage-backed securities - guaranteed (exempt from RBC)	6,233	454	(1,293)	5,394
Agency residential mortgage-backed securities - not/partially guaranteed (not exempt from RBC)	128,809	405	(10,563)	118,651
Agency commercial mortgage-backed securities - not/partially guaranteed (not exempt from RBC)	102,281	4,705	(4,441)	102,545
Non-agency residential mortgage-backed securities	2,855,120	35,055	(74,037)	2,816,138
19

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Non-agency commercial mortgage-backed securities	2,595,284	19,014	(67,133)	2,547,165
Non-agency - CLOs/CBOs/CDOs	2,485,153	4,464	(4,554)	2,485,063
Other financial asset-backed securities - self liquidating	2,190,160	22,108	(29,928)	2,182,340
Other financial asset-backed securities - not self liquidating	48,609	—	—	48,609
Lease-backed securities - practical expedient	332,540	2,801	(12,132)	323,209
Other non-financial asset-backed securities - practical expedient	154,055	1,451	(34)	155,472
Lease-backed securities - full analysis	193,067	635	(7,872)	185,830
Other non-financial asset-backed securities - full analysis	1,431,999	12,979	(18,571)	1,426,407
Subtotal asset backed securities	$12,524,771	$104,071	$(230,591)	$12,398,251

Total debt securities	$26,226,097	$378,149	$(553,839)	$26,050,407

20

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$55,060	$2	$(1,103)	$53,959
Debt securities issued by states of the U.S. and political subdivisions of the states	102,250	338	(5,051)	97,537
Non-U.S. government securities	183,006	152	(23,692)	159,466
Corporate securities	11,040,170	120,020	(449,920)	10,710,270
Commercial mortgage-backed securities	2,937,504	17,209	(144,950)	2,809,763
Residential mortgage-backed securities	2,581,810	22,742	(131,477)	2,473,075
Asset-backed securities	6,634,426	36,156	(133,027)	6,537,555
Total	$23,534,226	$196,619	$(889,220)	$22,841,625
At December 31, 2025 and 2024, the Company held unrated or below-investment-grade debt securities with a book/adjusted carrying value of $1,907.0 million and $1,778.2 million, respectively, and an aggregate fair value of $1,880.7 million and $1,705.3 million, respectively. As of December 31, 2025 and 2024, such holdings amounted to 7.3% and 7.6%, respectively, of the Company’s investments in debt securities and 4.8% and 5.1%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.
Included in the Company's investment in debt securities, within issuer credit obligations, are securities designated as 5GI. The book/adjusted carrying value and fair value of these investments are $180.2 million and $180.1 million, respectively, for the 19 securities held at December 31, 2025. The book/adjusted carrying value and fair value of these investments are $72.4 million and $72.9 million, respectively, for the 9 securities held at December 31, 2024.
21

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Unrealized gains and losses on investments in unaffiliated common stocks, and common stocks of subsidiaries are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2025:
Preferred stocks	$146,712	$3,511	$(1,095)	$149,128

Common stocks, unaffiliated	$874,442	$541,956	$(12,440)	$1,403,958
Common stocks, mutual funds	76,881	1,366	—	78,247
Common stocks, subsidiaries	21,031	—	(16,960)	4,071
	$972,354	$543,322	$(29,400)	$1,486,276

At December 31, 2024:
Preferred stocks	$91,633	$800	$(578)	$91,855

Common stocks, unaffiliated	$702,408	$454,362	$(11,151)	$1,145,619
Common stocks, mutual funds	72,120	387	—	72,507
Common stocks, subsidiaries	18,602	—	(15,010)	3,592
	$793,130	$454,749	$(26,161)	$1,221,718
The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2025:
Issuer credit obligations	$(18,016)	$1,538,560	$(305,232)	$3,123,738
Asset backed securities	(14,803)	1,458,397	(215,788)	3,366,110
Total debt securities	$(32,819)	$2,996,957	$(521,020)	$6,489,848

Preferred stocks	$(1,095)	$37,698	$—	$—
Common stocks, unaffiliated	$(12,440)	$128,828	$—	$—
22

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(1,004)	$42,682	$(99)	$2,476
Debt securities issued by states of the U.S. and political subdivisions of the states	(1,200)	38,214	(3,851)	23,799
Non-U.S. government securities	(2,759)	76,769	(20,933)	81,897
Corporate securities	(29,860)	1,839,336	(420,060)	3,713,649
Commercial mortgage-backed securities(1)	(4,455)	268,681	(140,495)	1,641,465
Residential mortgage-backed securities(1)	(7,255)	521,240	(124,222)	1,069,458
Asset-backed securities(1)	(10,675)	637,448	(122,352)	1,805,318
Total debt securities	$(57,208)	$3,424,370	$(832,012)	$8,338,062

Preferred stocks	$(578)	$69,354	$—	$—
Common stocks, unaffiliated	$(11,151)	$86,214	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2025 and 2024, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed securities, and residential mortgage-backed securities. The aggregated unrealized loss is approximately 5.6% and 7.0% of the carrying value of securities considered temporarily impaired at December 31, 2025 and 2024, respectively. At December 31, 2025, there were a total of 1,301 securities held that are considered temporarily impaired, 966 of which have been impaired for 12 months or longer. At December 31, 2024, there were a total of 1,726 securities held that are considered temporarily impaired, 1,251 of which have been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $47.3 million, $8.2 million, and $25.3 million for the years ended December 31, 2025, 2024 and 2023, respectively.
23

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The following is a list of each loan-backed security held at December 31, 2025, with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2025, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities.

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value	Date of Other-Than-Temporary Impairment
(In Thousands)
For the year ended, December 31, 2025:

12630B-AG-3	$5,686	$620	$5,066	$620	$620	12/31/2025
12652F-AJ-1	5,000	570	4,430	570	570	12/31/2025
12652F-AN-2	5,640	469	5,171	469	469	12/31/2025
173100-AR-9	301	145	156	145	145	12/31/2025
38378B-DB-2	154	55	99	55	55	12/31/2025
38378X-SH-5	127	90	37	90	90	12/31/2025
38379U-RP-3	3,791	1,553	2,238	1,553	1,553	12/31/2025
61692A-AJ-1	5,000	227	4,773	227	227	12/31/2025
61692A-AN-2	3,710	70	3,640	70	70	12/31/2025
61768F-AN-0	6,973	1,105	5,868	1,105	1,105	12/31/2025
Total	XXX	XXX	$31,478	XXX	XXX	XXX

The Company had no OTTI on loan-backed and structured securities for the year ended December 31, 2025, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.
24

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2025, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$495,890	$496,785
After one through five	5,450,452	5,485,822
After five through ten	3,868,056	3,916,427
After ten	3,886,928	3,753,122
Mortgage-backed securities	12,524,771	12,398,251
Total	$26,226,097	$26,050,407
The expected maturities may differ from contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.
Proceeds from sales of investments in debt securities during 2025, 2024, and 2023 were $1,950.1 million, $1,636.5 million, and $1,220.8 million; gross gains of $12.1 million, $16.3 million, and $7.8 million and gross losses of $26.2 million, $44.3 million, and $35.7 million were realized on these sales, respectively.
Proceeds from sales of investments in equity securities during 2025, 2024, and 2023 were $178.2 million, $254.1 million, and $56.2 million; gross gains of $35.7 million, $95.2 million, and $10.7 million and gross losses of $5.1 million, $2.2 million, and $1.9 million were realized on these sales, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2025	2024	2023
	(In Thousands)

Realized capital gains (losses)	$(32,488)	$49,501	$(49,431)
Less amount transferred to (from) IMR (net of related taxes (benefits) of $(1,647) in 2025, $(5,042) in 2024, and $(6,418) in 2023)	(6,197)	(18,969)	(24,142)
Less federal income tax expense (benefit) of realized capital gains(losses)	4,677	11,794	(4,062)
Net realized capital gains (losses)	$(30,968)	$56,676	$(21,227)

25

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Net investment income was generated from the following for the years ended December 31:

	2025	2024	2023
	(In Thousands)

Debt securities	$1,345,991	$1,206,504	$975,296
Equity securities	82,894	61,720	57,216
Mortgage loans	346,019	280,924	189,856
Policy loans	1,455	1,563	1,683
Cash, cash equivalents and short-term investments	22,923	18,998	14,070
Derivative instruments	(1,875)	(7,716)	(308)
Other invested assets	20,867	27,942	23,107
Other	4,816	4,426	3,373
Gross investment income	1,823,090	1,594,361	1,264,293
Investment expenses	32,859	22,534	18,546
Net investment income	$1,790,231	$1,571,827	$1,245,747
The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2025, 46.4% of such mortgages, or $2,897.6 million, involved properties located in Florida, Colorado, Ohio, and Texas. Such investments consist of primarily first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $117.2 million. During 2025, the respective minimum and maximum lending rates for mortgage loans issued were 5.45% and 7.75%. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2025, the Company did not reduce interest rates on any outstanding mortgages.
The Company utilizes loan-to-value and debt-service coverage ratios as credit quality indicators for its commercial mortgage loans. The Company updates and analyzes these indicators at least annually. 95.8% of the Company’s mortgage loans were less than 75% loan-to-value and the total portfolio’s debt-service coverage ratio was 1.48 at December 31, 2025, based on the most recent data available.
Tax Credit Investments
The Company invests in tax credit investments, primarily low income housing tax credits (LIHTCs), to maximize current tax benefits in the form of tax credits as well as to generate tax losses that may be used to reduce taxable income. The number of years remaining for the unexpired tax credits is 1 to 13 years. The mandatory holding period for the LIHTCs is 18 to 20 years. During 2025, the Company recognized LIHTCs and other tax benefits in the amount of $0.6 million. In 2024, the Company recognized LIHTCs and other tax benefits in the amount of $1.0 million. The book adjusted carry value, less encumbrances, of the Company’s LIHTCs is $90.7 million as of December 31, 2025, and $1.5 million as of December 31, 2024. Annual regulatory reviews are in place to ensure each property qualifies for the tax credits. In 2025 and 2024, no impairments were recognized.
See note 8 for discussion on future commitments to provide capital to the LIHTCs.
26

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Derivative Instruments
The Company has entered into Interest Rate Swaps to hedge fluctuations in interest rates impacting the floating rate security portfolio. The hedge makes the floating-rate assets into a fixed-rate-equivalent; with a similar tenor of the liability (typically 3 years). At the beginning of these contracts, no premium is either paid or received for transferring the related risk. The Company retains risk associated with actual versus expected assumptions for interest rate movements. Monthly Interest payments paid/received are recorded in Net Investment Income. The swaps are not designated as a hedge for accounting purposes and are carried at fair value on the balance sheet with changes in fair value recorded in surplus. The related gains and losses from terminations or expirations are recorded in realized capital gains and losses.
The net gain/(loss) recognized in unrealized gains and losses during the reporting period related to the Interest Rate Swaps was $14.5 million and $(2.4) million for the years ended December 31, 2025 and 2024, respectively. The interest paid along with due and accrued interest recognized in Net Investment Income was $(1.9) million and $(7.7) million for the years ended December 31, 2025 and 2024, respectively. The Company has entered into a collateral agreement with the counterparty whereby under certain conditions the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the interest rate swaps and the agreed upon thresholds that are based on the credit rating of the counterparty. Inversely, if the net fair value of the interest rate swap is negative, then the Company may be required to post assets instead using similar thresholds. At December 31, 2025 and 2024, $17.2 and $2.9 million, respectively, of cash collateral has been posted to the Company.
Information related to the Company’s derivative instruments as described above and the effects of offsetting on the balance sheet consisted of the following for the years ended December 31:

	2025	2024
	(In Thousands)
Derivative assets:
Gross amount of recognized assets	$17,183	$3,508
Gross amounts offset	—	—
Net amount of assets	$17,183	$3,508

Derivative liabilities:
Gross amount of recognized liabilities	$(83)	$—
Gross amounts offset	—	—
Net amount of liabilities	$(83)	$—

27

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include investment grade municipal, corporate bonds, and surplus notes within the Company's separate account, preferred stock, interest rate swaps, to be announced (TBA) forward contracts, corporate bonds, bank loans, and initially rated NAIC 6 commercial and residential mortgage-backed securities. The fair values of these instruments are determined through the use of third-party pricing services or models utilizing market observable inputs.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company's Level 3 assets primarily include fixed income residual tranches, which is priced utilizing client statements. Also included in Level 3 assets are common stocks being priced by broker quotes.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.
Certain investments utilize net asset value (NAV) as a practical expedient for fair value. These investments are reported separately from the hierarchy. Investments utilizing NAV consist mainly of fixed income residual tranches. These residual tranches represent equity interests in feeder funds and is stapled
28

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

to fixed income notes. These investments have to be sold in the same proportion with the note. The Company's unfunded commitments for these investments are $45.8 million.
As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds. The fair value of equity securities included in Level 3 have been determined by utilizing broker quotes.
Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.
Derivative Instruments
The fair values of free-standing derivative instruments, primarily interest rate swaps and TBA forward contracts, are determined through the use of third-party pricing services or models utilizing market observable inputs.
29

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Cash Collateral Receivable
The receivable represents the obligation to return cash collateral the Company has posted relating to derivative instruments and a bank loan revolver. The fair value is based upon the stated amount.
Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.
Other Invested Assets
Other invested assets primarily include surplus debentures, fixed income residual tranches, and debt securities that do not qualify as a bond for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts include debt securities, surplus notes, and mutual funds. The fair values of these assets have been determined using the same methodologies as similar assets held in the general account.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
Cash Collateral Payable
The payable represents the obligation to return cash collateral the Company has received relating to derivative instruments. The fair value is based upon the stated amount.
Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.
30

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Separate Account Liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contract holders and the Company.
Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level			NAV
		Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2025
Assets:
Bonds, issuer credit obligations	$156,938	$148,331	$8,607	$—	$—
Bonds, asset-backed securities	19,625	—	19,625	—	—
Common stocks, unaffiliated	1,264,561	1,261,951	—	2,610	—
Common stocks, mutual funds	78,247	78,247	—	—	—
Preferred stock	149,128	—	149,128	—	—
Other invested assets, fixed income residual tranche	7,349	—	—	7,349	—
Derivative assets	17,183	—	17,183	—	—
Separate account assets*	242,363	25,391	216,972	—	—
Total assets	$1,935,394	$1,513,920	$411,515	$9,959	$—

Liabilities:
Derivative liabilities	$(83)	$—	$(83)	$—	$—

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.

31

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2024
Assets:
Bonds, industrial and misc.	$3,244	$—	$3,244	$—	$—
Commercial mortgage-backed securities	7,696	—	7,696	—	—
Residential mortgage-backed securities	392	—	392	—	—
Bonds, exchange traded funds	64,073	64,073	—	—	—
Common stocks, unaffiliated	1,029,843	1,028,429	—	1,414	—
Common stocks, mutual funds	72,507	72,507	—	—	—
Preferred stock	91,855	—	91,855	—	—
Other invested assets, fixed income residual tranche	83,339	—	—	18,016	65,323
Derivative assets	3,508	—	3,508	—	—
Separate account assets*	222,254	25,178	197,076	—	—
Total assets	$1,578,711	$1,190,187	$303,771	$19,430	$65,323

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.
The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2025 and 2024.
32

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2025, is as follows:

	Beginning Asset/(Liability) as of January 1, 2025	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3*	Ending Asset/(Liability) as of December 31, 2025
		Net Income	Surplus
	(In Thousands)
Assets:
Common stocks, unaffiliated	$1,414	$—	$399	$797	$—	$—	$2,610
Other invested assets, fixed income residual tranche	18,016	—	(425)	125	—	(10,367)	7,349
Total assets	$19,430	$—	$(26)	$922	$—	$(10,367)	$9,959
* Transfers out of Level 3 are due to changes resulting from the application of the lower of amortized cost or fair value rules.
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2025, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$797	$—	$—	$—	$797
Other invested assets, fixed income residual tranche	2,645	—	(2,520)	—	125
Total assets	$3,442	$—	$(2,520)	$—	$922

33

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024, is as follows:

	Beginning Asset/(Liability) as of January 1, 2024	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3*	Transfers Out of Level 3	Ending Asset/(Liability) as of December 31, 2024
		Net Income	Surplus
	(In Thousands)
Assets:
Common stocks, unaffiliated	$342	$—	$1,072	$—	$—	$—	$1,414
Other invested assets, fixed income residual tranche	9,467	—	(777)	(674)	10,000	—	18,016
Total assets	$9,809	$—	$295	$(674)	$10,000	$—	$19,430
* Transfers into Level 3 are due to changes resulting from the application of the lower of amortized cost or fair value rules.
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$—	$—	$—
Other invested assets, fixed income residual tranche	—	—	(674)	—	(674)
Total assets	$—	$—	$(674)	$—	$(674)

34

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2025
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds:
Issuer credit obligations	$13,701,326	$13,652,156	$681,706	$12,469,340	$501,110	$—
Asset-backed securities	12,524,771	12,398,251	—	11,469,863	928,388	—
Common stock:
Unaffiliated**	1,403,958	1,403,958	1,401,348	—	2,610	—
Mutual funds	78,247	78,247	78,247	—	—	—
Preferred stock	149,128	149,128	—	149,128	—	—
Mortgage loans	6,443,869	6,539,919	—	—	6,539,919	—
Cash, cash equivalents and short-term investments	664,034	664,088	664,088	—	—	—
Other invested assets:
Surplus notes	51,814	54,540	—	54,540	—	—
Fixed income residual tranche	81,552	103,961	—	—	34,180	69,781
Debt securities that do not qualify as bonds	48,638	49,430	—	49,430	—	—
Derivative assets	17,183	17,183	—	17,183	—	—
Cash collateral receivable	1,067	1,067	—	1,067	—	—
Separate account assets	2,898,905	2,898,989	162,408	2,723,642	12,939	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(22,895,976)	$(22,554,685)	$—	$—	$(22,554,685)	$—
Derivative liabilities	(83)	(83)	—	(83)	—	—
Cash collateral payable	(17,175)	(17,175)	—	(17,175)	—	—
Securities lending liability	(466,816)	(466,816)	—	(466,816)	—	—
Separate account liabilities*	(2,671,072)	(2,616,953)	—	—	(2,616,953)	—

* Variable annuity contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.

35

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	December 31, 2024
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$23,534,226	$22,841,625	$109,856	$21,573,066	$1,158,703	$—
Common stock:
Unaffiliated**	1,145,619	1,145,619	1,144,205	—	1,414	—
Mutual funds	72,507	72,507	72,507	—	—	—
Preferred stock	91,855	91,855	—	91,855	—	—
Mortgage loans	5,799,044	5,723,964	—	—	5,723,964	—
Cash, cash equivalents and short-term investments	482,774	483,067	483,067	—	—	—
Other invested assets:
Surplus notes	51,967	50,287	—	50,287	—	—
Fixed income residual tranche	88,339	88,339	—	—	23,016	65,323
Securities lending reinvested collateral assets	—	—	—	—	—	—
Derivative assets	3,508	3,508	—	3,508	—	—
Cash collateral receivable	1,317	1,317	—	1,317	—	—
Separate account assets	2,600,584	2,581,247	107,124	2,428,362	45,761	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(19,670,969)	$(18,979,923)	$—	$—	$(18,979,923)	$—
Cash collateral payable	(3,124)	(3,124)	—	(3,124)	—	—
Securities lending liability	(655,289)	(655,289)	—	(655,289)	—	—
Separate account liabilities*	(2,391,276)	(2,303,129)	—	—	(2,303,129)	—

* Variable annuity contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.
36

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

4. Related-Party Transactions
The Company received payments of principal and interest under mortgage financing arrangements in the amount of $17.8 million, $19.2 million, and $14.7 million in 2025, 2024 and 2023, respectively, on behalf of certain partnerships in which Western and Southern has an equity interest. The principal balance of the mortgage financing arrangements was $165.3 million and $171.1 million at December 31, 2025 and 2024, respectively.
At December 31, 2025 and 2024, the Company had $226.6 million and $136.6 million, respectively, invested in the Touchstone Funds, which are exchange traded and mutual funds administered by Touchstone Advisors, Inc., an indirect subsidiary of the company.
At December 31, 2025 and 2024, the Company had $271.9 million and $244.1 million, respectively, invested in various private debt funds managed by Fort Washington Investment Advisors, Inc., a subsidiary of Western and Southern.
In August 2025, the Company purchased $84.0 million of fixed income securities in exchange for cash from Western and Southern. The fixed income securities purchased were exchange traded funds administered by Touchstone Advisors, Inc.
In July 2024, the Company purchased $71.3 million of other invested assets in exchange for cash from Western and Southern.
In March 2024, the Company paid a $155.0 million ordinary dividend to Western and Southern. The dividend was in the form of cash.
In December 2023, the Company received a $275.0 million capital contribution from Western and Southern. The contribution was in the form of $225.0 million and $50.0 million in cash and equity securities, respectively.
In August 2023, the Company entered into a Pension Risk Transfer agreement with Western and Southern to transfer risk and administration costs associated with Western and Southern's pension benefit obligation in the amount of $54.6 million.
In March 2023, the Company paid a $150.0 million ordinary dividend to Western and Southern. The dividend was in the form of cash.
The Company had $4.0 million and $6.7 million receivable from parent, subsidiaries and affiliates as of December 31, 2025 and 2024, respectively. The Company had $25.4 million and $12.7 million payable to parent, subsidiaries and affiliates as of December 31, 2025 and 2024, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
Western and Southern guarantees the payment of the Company’s policyholder obligations. In the unlikely event the guarantee would be triggered, Western and Southern may be permitted to take control of the Company’s assets to recover all or a portion of the amounts paid under the guarantee.
37

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2025	2024	2023
	(In Thousands)

Direct premiums	$6,260,635	$5,637,045	$7,041,103
Assumed premiums:
Affiliates	—	—	—
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(39,609)	(34,584)	(33,330)
Net premiums	$6,221,026	$5,602,461	$7,007,773

The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2025	2024	2023
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	30,624	30,875	32,096
Policy and contract liabilities:
Affiliates	—	—	—
Nonaffiliates	31,583	28,992	28,244
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	6,232	3,994	3,618

In 2025, 2024 and 2023, the Company did not commute any ceded reinsurance.
At December 31, 2025, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.
38

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. At December 31, 2025, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.
The Company has certain reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement under certain conditions. In addition, these reinsurance agreements reinsure contracts that had existing reserves as of the effective date of the agreements. There are no reinsurance credits associated with these agreements. There would be a reduction in surplus of $7.1 million if these reinsurance agreements were cancelled.
6. Federal Income Taxes
The Company is included in the consolidated federal income tax return of Western and Southern. The Company had a receivable (payable) from (to) Western and Southern in the amount of $(16.5) million and $(22.3) million as of December 31, 2025 and 2024, respectively.
The components of net deferred tax asset (liability) at December 31 are as follows:

		12/31/2025
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$452,096	$32,909	$485,005
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	452,096	32,909	485,005
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c – d)	452,096	32,909	485,005
(f)	Deferred tax liabilities	63,743	122,396	186,139
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e – f)	$388,353	$(89,487)	$298,866
39

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

		12/31/2024
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$433,007	$22,786	$455,793
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	433,007	22,786	455,793
(d)	Deferred tax assets nonadmitted	39,195	—	39,195
(e)	Subtotal net admitted deferred tax assets (c – d)	393,812	22,786	416,598
(f)	Deferred tax liabilities	47,631	95,283	142,914
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e – f)	$346,181	$(72,497)	$273,684

		Change
		(In Thousands)
		(7)	(8)	(9)
				7+8
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$19,089	$10,123	$29,212
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	19,089	10,123	29,212
(d)	Deferred tax assets nonadmitted	(39,195)	—	(39,195)
(e)	Subtotal net admitted deferred tax assets (c – d)	58,284	10,123	68,407
(f)	Deferred tax liabilities	16,112	27,113	43,225
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e – f)	$42,172	$(16,990)	$25,182

		12/31/2025
		(In Thousands)
		(7)	(8)	(9)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$7,074	$7,074
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	267,680	25,830	293,510
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	267,680	25,830	293,510
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	293,510
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	184,416	5	184,421
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$452,096	$32,909	$485,005
40

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

		12/31/2024
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$5,978	$5,978
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	250,898	16,808	267,706
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	250,898	16,808	267,706
	2. Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	267,706
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	142,914	—	142,914
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$393,812	$22,786	$416,598

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$1,096	$1,096
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	16,782	9,022	25,804
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	16,782	9,022	25,804
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	25,804
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	41,502	5	41,507
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$58,284	$10,123	$68,407

		2025	2024

(a)	Ratio percentage used to determine recovery period and threshold limitation amount	582%	597%
41

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

		12/31/2025
		(1)	(2)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$452,096	$32,909
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	12.53%	6.78%
(c)	Net admitted adjusted gross DTAs amount	$452,096	$32,909
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	12.53%	6.78%

		12/31/2024
		(3)	(4)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$433,007	$22,786
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	24.89%	5.00%
(c)	Net admitted adjusted gross DTAs amount	$393,812	$22,786
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	27.23%	5.47%

		Change
		(5)	(6)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$19,089	$10,123
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	(12.36)%	1.78%
(c)	Net admitted adjusted gross DTAs amount	$58,284	$10,123
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	(14.70)%	1.31%
The Company's tax planning strategies include the use of reinsurance.

42

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Current income taxes incurred consist of the following major components:

			12/31/2025	12/31/2024	12/31/2023
			(In Thousands)
(1)	Current income tax
	(a)	Federal	$54,996	$97,358	$112,725
	(b)	Foreign	3	33	31
	(c)	Subtotal	54,999	97,391	112,756
	(d)	Federal income tax on net capital gains	4,677	11,794	(4,062)
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$59,676	$109,185	$108,694

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2025	12/31/2024	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	389,586	369,177	20,409
		(4) Investments	7,544	11,979	(4,435)
		(5) Deferred acquisition costs	53,375	49,023	4,352
		(6) Policyholder dividends accrual	—	—	—
		(7) Fixed assets	—	—	—
		(8) Compensation and benefits accrual	—	—	—
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	1,231	1,086	145
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	360	1,742	(1,382)
		(99) Subtotal	452,096	433,007	19,089
	(b)	Statutory valuation allowance adjustment	—	—	—
	(c)	Nonadmitted	—	39,195	(39,195)
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	452,096	393,812	58,284
	(e)	Capital			—
		(1) Investments	32,909	22,786	10,123
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	32,909	22,786	10,123
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	32,909	22,786	10,123
	(i)	Admitted deferred tax assets (2d + 2h)	$485,005	$416,598	$68,407
43

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2025	12/31/2024	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$49,036	$40,340	$8,696
		(2) Fixed assets	—	—	—
		(3) Deferred and uncollected premium	3,860	3,960	(100)
		(4) Policyholder reserves	10,674	3,331	7,343
		(5) Other	173	—	173
		(99) Subtotal	63,743	47,631	16,112
	(b)	Capital
		(1) Investments	122,396	95,283	27,113
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	122,396	95,283	27,113
	(c)	Deferred tax liabilities (3a99 + 3b99)	$186,139	$142,914	$43,225
(4)	Net deferred tax assets/liabilities (2i - 3c)		$298,866	$273,684	$25,182
Among the more significant book-to-tax adjustments were the following:

	12/31/2025	Effective Tax Rate	12/31/2024	Effective Tax Rate	12/31/2023	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)

Provision computed at statutory rate	$47,345	21.00%	$75,819	21.00%	$9,679	21.00%
Dividends received deduction	(1,671)	(0.74)	(1,226)	(0.34)	(1,609)	(3.49)
Tax credits	(478)	(0.21)	(975)	(0.27)	(1,684)	(3.65)
Other invested assets and nonadmitted change	146	0.06	(30)	(0.01)	(6,199)	(13.45)
Affiliated income	(7,350)	(3.26)	(5,250)	(1.45)	(5,250)	(11.39)
Return to provision	10,396	4.61	(6,124)	(1.70)	—	—
Other*	(237)	(0.10)	(4,379)	(1.21)	1,459	3.16
Total statutory income taxes	$48,151	21.36%	$57,835	16.02%	$(3,604)	(7.82)%

Federal and foreign taxes incurred	$59,676	26.47%	$109,185	30.24%	$108,694	235.83%
Change in net deferred income taxes	(11,525)	(5.11)	(51,350)	(14.22)	(112,298)	(243.65)
Total statutory income taxes	$48,151	21.36%	$57,835	16.02%	$(3,604)	(7.82)%
*2023 includes return to provision adjustments

44

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

At December 31, 2025, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the Company had $0.0 million of deferred tax liabilities that are not recognized.
The amount of federal income taxes incurred that will be available for recoupment at December 31, 2025, in the event of future net losses is $0.2 million, $11.5 million, and $0.0 million from 2025, 2024 and 2023, respectively.
There were no deposits admitted under Section 6603 of the Internal Revenue Service Code as of December 31, 2025 and 2024.
The Company has no unrecognized tax liability as of December 31, 2025 and 2024.
The Company has no tax contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.
The Company had no accrued interest or penalties related to tax contingencies as of and for the years ended December 31, 2025, 2024 and 2023.
The tax years 2014 through 2017 and 2022 through 2025 remain subject to examination by major tax jurisdictions.
The Inflation Reduction Act was enacted on August 16, 2022, and included a provision for a new Corporate Alternative Minimum Tax (CAMT), effective in 2023, that is based on the adjusted financial statement income set forth on the applicable financial statement of an “applicable corporation.” The controlled group of corporations of which the reporting entity is a member has determined that it is not an “applicable corporation” for purposes of CAMT during the reporting period, and is not liable for the CAMT.
The One Big Beautiful Bill Act (OBBBA) was signed into law on July 4, 2025, which includes changes to the Internal Revenue Code. The OBBBA did not have a significant impact on the Company's financial statements.
7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2025 and 2024, the Company exceeded the minimum risk-based capital.
Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $223.6 million by the end of 2026 without seeking prior regulatory approval based on capital and surplus of $2,236.1 million at December 31, 2025.
45

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
At December 31, 2025, the Company does not have any material lease agreements as a lessee for office space or equipment.
At December 31, 2025, the Company has future commitments to provide additional capital contributions of $123.1 million to investments in joint ventures, limited partnerships and limited liability companies. Additionally, the Company has commitments to fund $858.6 million of commercial mortgage loans and $351.7 million of debt capital.
At December 31, 2025, the Company has future commitments to provide additional capital contributions of $79.8 million to joint ventures, limited partnerships and limited liability companies investing in Low Income Housing Tax Credit properties.

46

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities
At December 31, 2025, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal:
With market value adjustment	$15,741,216	$2,671,072	$—	$18,412,288	68.6%
At book value less current surrender charge of 5% or more	56,716	—	—	56,716	0.2
At fair value	—	—	19,730	19,730	0.1
Total with adjustment or at fair value	15,797,932	2,671,072	19,730	18,488,734	68.9
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	2,450,447	—	—	2,450,447	9.1
Not subject to discretionary withdrawal	5,909,608	—	—	5,909,608	22.0
Total individual annuity reserves (before reinsurance)	24,157,987	2,671,072	19,730	26,848,789	100.0%
Reinsurance ceded	—	—	—	—
Net individual annuity reserves	$24,157,987	$2,671,072	$19,730	$26,848,789
Amount subject to greater than a 5% surrender charge that will be subject to minimal or no surrender charge after the statement date	$56,716	$—	$—	$56,716

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Not subject to discretionary withdrawal	$2,091,313	$—	$—	$2,091,313	100.0%
Total group annuity reserves (before reinsurance)	2,091,313	—	—	2,091,313	100.0%
Reinsurance ceded	—	—	—	—
Net group annuity reserves	$2,091,313	$—	$—	$2,091,313

47

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$23,187	$—	$—	$23,187	0.5%
Not subject to discretionary withdrawal	4,647,458	—	—	4,647,458	99.5
Total deposit-type contract liability (before reinsurance)	4,670,645	—	—	4,670,645	100.0%
Reinsurance ceded	—	—	—	—
Total deposit-type contract liability	$4,670,645	$—	$—	$4,670,645

Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.
48

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

At December 31, 2025, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	358,038	363,746	372,638	—	—	—
Universal life with secondary guarantees	816,947	902,195	1,576,031	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	4,007	4,170	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	212,670	212,670	212,670
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	239,869	XXX	XXX	—
Accidental death benefits	XXX	XXX	297	XXX	XXX	—
Disability - active lives	XXX	XXX	1,867	XXX	XXX	—
Disability - disabled lives	XXX	XXX	9,705	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total life reserves (before reinsurance)	1,174,985	1,269,948	2,204,577	212,670	212,670	212,670
Reinsurance ceded	—	—	25,501	—	—	—
Net life reserves	$1,174,985	$1,269,948	$2,179,076	$212,670	$212,670	$212,670

Federal Home Loan Bank
The Company is a member of the FHLB of Cincinnati. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds to increase profitability. The Company has determined the actual/estimated maximum borrowing capacity as $4.58 billion. The Company calculated this amount after a review of its pledgeable assets (both pledged and unpledged) and after applying the respective FHLB borrowing haircuts. Based on this borrowing capacity, the Company has $2.04 billion in short-term unused commitments at December 31, 2025.
49

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

FHLB Capital Stock – General Account:

	December 31
	2025	2024
	(In Thousands)
Membership stock - Class A (not eligible for redemption)	$20,000	$20,000
Membership stock - Class B	—	—
Activity stock	114,326	95,158
Excess stock	5,071	618
Aggregate total	$139,397	$115,776
Actual or estimated borrowing capacity as determined by the insurer	$4,576,273	$4,220,000
Collateral Pledged to FHLB – General Account:

	2025				2024
	Fair Value	Carrying Value	Aggregate Total Borrowing	Borrowed at Time of Maximum Collateral	Fair Value	Carrying Value	Aggregate Total Borrowing	Borrowed at Time of Maximum Collateral
	(In Thousands)
Total as of reporting date	$6,176,716	$6,173,126	$2,540,569	XXX	$5,431,817	$5,611,771	$2,114,626	XXX
Maximum during reporting period	6,346,897	6,371,894	XXX	3,075,969	5,534,152	5,626,706	XXX	1,859,294
Borrowing from FHLB - General Account:

	2025			2024
	At Reporting Date	Reserves Established at Reporting Date	Maximum Amount During Period	At Reporting Date	Reserves Established at Reporting Date
	(In Thousands)
Funding agreements	$2,540,569	$2,540,644	$3,143,569	$2,114,626	$2,114,999
Debt	—	XXX	—	—	XXX
Aggregate total	$2,540,569	$2,540,644	$3,143,569	$2,114,626	$2,114,999
The Company does not have any prepayment obligations under these FHLB borrowing arrangements.
50

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

10. Separate Accounts
The Company’s guaranteed separate account consists of non-indexed, guaranteed rate options that include market value adjustments. The guaranteed rate options were sold in a fixed annuity product. These options carry a minimum interest guarantee based on the guarantee period selected by the policyholder. The fixed annuity product provides a death benefit equal to the account value.
The Company’s nonguaranteed separate accounts consist of subaccounts available through variable annuities and group variable universal life insurance. The net investment experience of each subaccount is credited directly to the policyholder and can be positive or negative. Variable annuities include guaranteed minimum death benefits that vary by product and include optional death benefits available on some products. The death benefits include the following: account value, return of premium paid, a death benefit that accumulates at a specified interest rate, a death benefit that is adjusted septennially to the current account value, and a death benefit that is adjusted annually to the current account value. The death benefit under the group variable universal life insurance policies may vary with the investment performance of the underlying investments in the separate accounts.
51

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2025, is as follows:

	Separate Accounts With Guarantees
	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
	(In Thousands)

Premiums, considerations or deposits	$6,726	$721,540	$124	$728,390

Reserves for separate accounts with assets at:
Fair value	$—	$—	$232,400	$232,400
Amortized cost	60,709	2,610,363	—	2,671,072
Total reserves	$60,709	$2,610,363	$232,400	$2,903,472

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$60,709	$2,610,363	$—	$2,671,072
At book value without fair value adjustment and with current surrender charge of 5% or more	—	—	—	—
At fair value	—	—	232,400	232,400
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—	—
Subtotal	60,709	2,610,363	232,400	2,903,472
Not subject to discretionary withdrawal	—	—	—	—
Total separate accounts reserves	$60,709	$2,610,363	$232,400	$2,903,472

52

Western-Southern Life Assurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

A reconciliation of the amounts transferred to and from the separate accounts for the year ended December 31, 2025, is presented below:

2025
(In Thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$728,390
Transfers from separate accounts	586,736
Net transfers to (from) separate accounts	141,654

Reconciling adjustments:
Policy deductions and other expenses	8
Change in surplus in separate accounts	(340)
Other account adjustments	(4)
Transfers as reported in the Summary of Operations of the Company	$141,318

11. Premium and Annuity Considerations Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2025, were as follows:

	Gross	Net of Loading
	(In Thousands)

Ordinary new business	$2,095	$30
Ordinary renewal	12,523	15,954
Total	$14,618	$15,984

53

Supplementary Information

54

Place Holder for EY Letter
55

Western-Southern Life Assurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

Investment income earned:
U.S. Government debt securities	$8,932
Other debt securities (unaffiliated)	1,336,230
Debt securities of affiliates	829
Preferred stocks (unaffiliated)	10,550
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	32,583
Common stocks of affiliates	39,761
Mortgage loans	346,019
Real estate	—
Premium notes, policy loans and liens	1,455
Cash on hand and on deposit	20,783
Short-term investments	2,140
Other invested assets	20,867
Derivative instruments	(1,875)
Aggregate write-ins for investment income	4,816
Gross investment income	$1,823,090

Real estate owned (book value less encumbrances)	$—

Mortgage loans (book value):
Farm mortgages	$—
Residential mortgages	204,067
Commercial mortgages	6,239,802
Mezzanine real estate loan	—
Total mortgage loans	$6,443,869

Mortgage loans by standing (book value):
Good standing	$6,380,452
Good standing with restructured terms	$—
Interest overdue more than 90 days, not in foreclosure	$33,187
Foreclosure in process	$30,230

Other long-term assets (statement value)	$933,275
Collateral loans	$—

Debt securities and stocks of parents, subsidiaries and affiliates (book value):
Debt securities	$51,435
Preferred stocks	$—
Common stocks	$82,319

56

Western-Southern Life Assurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

Debt securities and short-term investments by NAIC designation and maturity:
Debt securities by maturity (statement value):
Due within one year or less	$3,110,602
Over 1 year through 5 years	11,556,571
Over 5 years through 10 years	7,056,158
Over 10 years through 20 years	2,870,510
Over 20 years	1,669,866
No maturity date	148,331
Total by maturity	$26,412,038

Debt securities and short-term investments by NAIC designation (statement value):
NAIC 1	$15,319,790
NAIC 2	9,185,247
NAIC 3	959,997
NAIC 4	494,926
NAIC 5	419,445
NAIC 6	32,633
Total by NAIC designation	$26,412,038
Total debt securities publicly traded	$10,099,657
Total debt securities privately placed	$16,312,381

Preferred stocks (statement value)	$149,128
Common stocks (market value)	$1,486,276
Short-term investments (book value)	$—
Securities lending reinvested collateral assets (book value)	$—
Options, caps and floors owned (statement value)	$—
Options, caps and floors written and in-force (statement value)	$—
Collar, swap and forward agreements open (statement value)	$17,100
Futures contracts open (current value)	$—
Cash on deposit (book overdraft)	$70,174

Life insurance in-force:
Industrial	$—
Ordinary	$10,021,515
Credit life	$—
Group life	$325,816

Amount of accidental death insurance in-force under ordinary policies	$473,459

57

Western-Southern Life Assurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

Life insurance policies with disability provisions in-force:
Industrial	$—
Ordinary	$1,559,384
Credit life	$—
Group life	$—

Supplementary contracts in-force:
Ordinary – not involving life contingencies:
Amount on deposit	$1,243
Amount of income payable	$5,509
Ordinary – involving life contingencies:
Amount of income payable	$2,666
Group – not involving life contingencies:
Amount on deposit	$—
Amount of income payable	$—
Group – involving life contingencies:
Amount of income payable	$—

Annuities:
Ordinary:
Immediate–amount of income payable	$419,532
Deferred–fully paid–account balance	$20,882,922
Deferred–not fully paid–account balance	$—
Group:
Amount of income payable	$189,495
Fully paid–account balance	$—
Not fully paid–account balance	$—

Accident and health insurance – premiums in-force:
Ordinary	$—
Group	$—
Credit	$—

Deposit funds and dividend accumulations:
Deposit funds – account balance	$4,048,625
Dividend accumulations – account balance	$—

58

Western-Southern Life Assurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

Claim payments 2025:
Group accident and health:
2025	$—
2024	$—
2023	$—
2022	$—
2021	$—
Prior	$—
Other accident and health:
2025	$—
2024	$—
2023	$—
2022	$—
2021	$—
Prior	$—
Other coverages that use developmental methods to calculate claims reserves:
2025	$—
2024	$—
2023	$—
2022	$—
2021	$—
Prior	$—

59

Western-Southern Life Assurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH -SIS
60

Western-Southern Life Assurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI
61

Western-Southern Life Assurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI
62

Western-Southern Life Assurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI
63

Western-Southern Life Assurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI
64

Western-Southern Life Assurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI
65

Western-Southern Life Assurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI
66

Western-Southern Life Assurance Company
Note to Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025

Basis of Presentation
The accompanying supplemental schedule presents selected statutory-basis financial data as of December 31, 2025, and for the year then ended, for purposes of complying with the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and agrees to or is included in the amounts reported in the Company’s 2025 Statutory Annual Statement as filed with the Ohio Department of Insurance.
Reinsurance
The Company has not identified any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 that would require disclosure in the supplemental schedule to life and reinsurance disclosures as required under SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance.
67

STATUTORY-BASIS FINANCIAL STATEMENTS

The Western and Southern Life Insurance Company
Years Ended December 31, 2025, 2024 and 2023
With Report of Independent Auditors

The Western and Southern Life Insurance Company

Statutory-Basis Financial Statements and Supplementary Information

Years Ended December 31, 2025, 2024 and 2023

Report of Independent Auditors

The Board of Directors
The Western and Southern Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of The Western and Southern Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2025 and 2024, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years ended December 31, 2025, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for the three years ended December 31, 2025, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2025 and 2024, or the results of its operations or its cash flows for the three years ended December 31, 2025.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young, LLP
April 20, 2026

The Western and Southern Life Insurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2025	2024
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$2,915,499	$3,009,144
Preferred and common stocks	716,437	752,336
Investments in common stocks of subsidiaries	5,122,817	4,789,807
Mortgage loans	51,412	53,037
Policy loans	142,341	142,838
Real estate:
Properties held for the production of income	686	496
Properties occupied by the Company	26,756	23,040
Cash, cash equivalents and short-term investments	254,980	132,777
Receivable for securities	1,004	171
Other invested assets	2,735,024	2,540,163
Total cash and invested assets	11,966,956	11,443,809

Investment income due and accrued	41,052	40,604
Premiums deferred and uncollected	45,552	46,609
Current federal income taxes recoverable	109,029	111,876
Receivables from parent, subsidiaries and affiliates	49,899	28,010
Other admitted assets	20,665	18,739
Separate account assets	1,329,064	1,214,528
Total admitted assets	$13,562,217	$12,904,175

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,870,386	$2,853,065
Accident and health reserves	147,695	146,066
Liability for deposit-type contracts	157,480	165,116
Policy and contract claims	40,712	46,954
Dividends payable to policyholders	33,436	33,900
Premiums received in advance	3,168	3,275
Total policy and contract liabilities	3,252,877	3,248,376

General expense due and accrued	66,625	75,022
Net deferred income tax liability	29,562	16,065
Transfer to (from) separate accounts due and accrued, net	(18)	(6)
Asset valuation reserve	461,390	392,287
Interest maintenance reserve	35,700	40,607
Other liabilities	479,691	461,452
Liability for postretirement benefits other than pensions	73,621	77,255
Payable for securities lending	133,159	111,893
Separate account liabilities	1,329,064	1,214,528
Total liabilities	5,861,671	5,637,479

Capital and surplus:
Common stock, $1 par value, authorized 2,500 shares, issued and outstanding 2,500 shares	2,500	2,500
Surplus Notes	995,933	995,788
Paid-in surplus	802,103	802,103
Accumulated surplus	5,900,010	5,466,305
Total capital and surplus	7,700,546	7,266,696
Total liabilities and capital and surplus	$13,562,217	$12,904,175
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2025	2024	2023
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$198,820	$199,298	$212,486
Net investment income	391,521	677,438	590,763
Considerations for supplementary contracts with life contingencies	84	—	—
Amortization of the interest maintenance reserve	6,805	6,408	6,812
Commissions and expenses on reinsurance ceded	1,112	1,081	1,075
Other revenues	1,183	121	336
Total premiums and other revenues	599,525	884,346	811,472

Benefits paid or provided:
Death benefits	128,012	127,921	129,169
Annuity benefits	52,364	48,616	117,163
Disability and accident and health benefits	10,517	10,603	11,899
Surrender benefits	51,592	52,143	46,428
Payments on supplementary contracts with life contingencies	160	195	202
Other benefits	2,500	2,215	3,489
Increase in policy reserves and other policyholders’ funds	24,152	28,004	42,911
Total benefits paid or provided	269,297	269,697	351,261

Insurance expenses and other deductions:
Commissions	18,408	15,691	16,784
General expenses	167,704	170,899	158,625
Net transfers to (from) separate account	(52,188)	(49,028)	(117,344)
Reserve adjustments on reinsurance assumed	(12)	(38)	(74)
Other deductions	40,823	37,805	42,720
Total insurance expenses and other deductions	174,735	175,329	100,711

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	155,493	439,320	359,500

Dividends to policyholders	39,942	42,300	41,140
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	115,551	397,020	318,360
Federal income tax expense (benefit), excluding tax on capital gains	(39,969)	(26,312)	(47,089)
Gain (loss) from operations before net realized capital gains (losses)	155,520	423,332	365,449
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	44,655	(22,098)	(16,061)
Net income (loss)	$200,175	$401,234	$349,388
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	2025	2024	2023
	(In Thousands)

Balance, January 1	$7,266,696	$7,033,192	$6,901,065
Net income (loss)	200,175	401,234	349,388
Change in net deferred income tax	(2,442)	22,752	(11,576)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $4,251; $4,833; ($21,887), respectively)	355,749	2,319	(162,717)
Change in net unrealized foreign exchange capital gain (loss)	1,189	(851)	913
Change in surplus notes	145	144	145
Net change in nonadmitted assets and related items	(77,463)	(115,007)	(19,841)
Change in asset valuation reserve	(69,103)	(64,896)	42,615
Dividends to stockholder	—	(155,000)	(245,000)
Change in unrecognized post retirement benefit obligation	25,600	97,809	28,200
Capital contribution	—	45,000	150,000
Balance, December 31	$7,700,546	$7,266,696	$7,033,192
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2025	2024	2023
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$200,596	$201,328	$213,828
Net investment income received	361,979	586,759	488,006
Benefits paid	(256,352)	(250,226)	(317,916)
Net transfers from (to) separate accounts	52,176	49,045	117,331
Commissions and expense paid	(189,673)	(167,432)	(169,178)
Dividends paid to policyholders	(40,406)	(39,587)	(43,947)
Federal income taxes recovered (paid)	37,048	12,654	(18,157)
Other, net	2,293	1,199	1,409
Net cash from (for) operations	167,661	393,740	271,376

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	448,634	484,012	179,708
Preferred and common stocks	313,575	219,933	325,142
Mortgage loans	1,625	1,579	1,182
Real estate	—	469	—
Other invested assets	629,157	499,058	392,898
Net gains (losses) on cash, cash equivalents and short-term investments	(162)	(40)	(34)
Miscellaneous proceeds	308	32,710	2,004
Net proceeds from investments sold, matured or repaid	1,393,137	1,237,721	900,900

Cost of investments acquired:
Debt securities	(374,872)	(698,555)	(124,749)
Preferred and common stocks	(215,133)	(159,990)	(379,334)
Real estate	(7,201)	(2,155)	(2,456)
Other invested assets	(778,288)	(622,079)	(439,178)
Miscellaneous applications	(833)	(896)	(12,988)
Total cost of investments acquired	(1,376,327)	(1,483,675)	(958,705)

Net change in policy and other loans	497	(106)	(239)
Net cash from (for) investments	17,307	(246,060)	(58,044)

Financing activities
Surplus notes, capital notes	—	—	145
Capital and paid in surplus, less treasury stock	—	45,000	150,000
Borrowed funds	(7,883)	(82,495)	60,666
Net deposits on deposit-type contract funds and other insurance liabilities	(7,636)	(9,045)	(9,036)
Dividends paid to stockholder	—	(155,000)	(245,000)
Other cash provided (applied)	(47,246)	32,907	(38,856)
Net cash from (for) financing and miscellaneous sources	(62,765)	(168,633)	(82,081)

Net change in cash, cash equivalents and short-term investments	122,203	(20,953)	131,251
Cash, cash equivalents and short-term investments:
Beginning of year	132,777	153,730	22,479
End of year	$254,980	$132,777	$153,730

Cash flow information for noncash transactions:
Dividend from Integrity Life Insurance Company in the form of common stock	$—	$39,682	$50,000
Capital contribution to Western-Southern Life Assurance Company in the form of common stock	$—	$—	$(50,000)
See accompanying notes.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

1. Nature of Operations and Significant Accounting Policies
The Western and Southern Life Insurance Company (the Company) is a stock life insurance company that offers primarily individual traditional and whole life insurance policies. The Company is licensed in 46 states and the District of Columbia. For the year ended December 31, 2025, approximately 68.7% of the gross premiums and annuity considerations for the Company were derived from California, Illinois, Indiana, North Carolina, Ohio, and Pennsylvania. The Company is domiciled in Ohio. The Company is an indirect, wholly-owned subsidiary of Western & Southern Mutual Holding Company (Mutual Holding), a mutual holding company formed pursuant to the insurance regulations of the State of Ohio. Ohio law requires Mutual Holding to hold at least a majority voting interest in the Company. Currently, Mutual Holding indirectly holds 100% of the voting interest through Western & Southern Financial Group, Inc. (WSFG), its wholly-owned subsidiary. The Company wholly owns the following insurance entities: Western-Southern Life Assurance Company (WSLAC), Columbus Life Insurance Company (Columbus Life), Integrity Life Insurance Company (Integrity) and Gerber Life Insurance Company (Gerber Life). Integrity Life Insurance Company wholly owns National Integrity Life Insurance Company (National).
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Included within the financial statements, the Company has established and operates a closed block for the benefit of holders of most participating individual ordinary and weekly industrial life insurance policies issued on or before the formation of Mutual Holding in 2000 (the Closed Block). Assets have been allocated to the Closed Block in an amount that is expected to produce cash flows which, together with anticipated revenue from the policies included in the Closed Block, are reasonably expected to be sufficient to support the Closed Block policies, the continuation of policyholder dividends, in aggregate, in accordance with the 2000 dividend scale if the experience underlying such scale continues, and for appropriate adjustments in the dividend scale if the experience changes. Invested assets allocated to the Closed Block consist primarily of high-quality debt securities, mortgage loans, policy loans, short-term investments, other invested assets, and securities lending reinvested collateral. Invested assets of $1,758.9 million and $1,766.7 million were allocated to the Closed Block as of December 31, 2025 and 2024, respectively. The assets allocated to the Closed Block inure solely for the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. The purpose of the Closed Block is to protect the policy dividend expectations of these policies after the formation of Mutual Holding. The Closed Block will continue in effect until the last policy in the Closed Block is no longer in force.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio. These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.
Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.
If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
Investments in real estate are reported net of required obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties.
Other invested assets reflect investments in unaffiliated surplus debentures and joint ventures, partnerships and limited liability companies. Unaffiliated surplus debentures are reported at amortized cost. For GAAP, these assets are treated similarly as other debt securities designated as available-for-sale and are recorded at their fair value. Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. For GAAP, these assets are accounted for using the equity method.
Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Subsidiaries
The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.
Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs related to traditional life insurance, certain long-duration accident and health insurance, universal life insurance, and investment-type contracts are deferred and amortized on a constant-level basis over the expected life of the related contracts.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally investments in unaudited subsidiaries and controlled and affiliated entities, the pension asset, and a trademark license agreement), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.
Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.
Employee Benefits
For purposes of calculating the Company’s pension and postretirement benefit obligations, vested participants, non-vested participants and current retirees are included in the valuation. The prepaid pension asset resulting from the excess of the fair value of plan assets over the benefit obligation, which is nonadmitted under statutory accounting rules, is included in other comprehensive income under GAAP.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
Policyholder Dividends
Policyholder dividends are recognized when declared rather than over the term of the related policies as required by GAAP.
Surplus Notes
Surplus Notes are classified as a component of equity rather than as long-term debt.
Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $156.8 million and $124.5 million as of December 31, 2025 and 2024, respectively. These assets are primarily collateral held in relation to the Company's securities lending program. These restricted assets are discussed in more detail in their relevant section.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks are reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported at amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
There are no restrictions on unaffiliated common or preferred stocks.
Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
The Company’s insurance subsidiaries are reported at their underlying audited statutory equity. The Company’s noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in capital and surplus.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed by the straight-line method over the estimated useful life of the properties.
Property acquired in the satisfaction of debt is recorded at the lower of cost less accumulated depreciation or fair market value.
Other invested assets reflect primarily investments in joint ventures, partnerships and limited liability companies. Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
Realized capital gains and losses are determined using the specific identification method.
Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.
Policy Reserves
Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
For policies issued in 2020 or after, life insurance reserves are developed using principle-based policyholder and asset assumptions with margins and floored at formulaic reserves based upon published tables using statutorily specified interest rates and valuation methods.

Formulaic policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2025	2024
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/4% - 3-1/2%	5.0%	5.3%
1941 Standard Industrial, 2-1/2% - 3-1/2%	8.3	8.3
1958 Commissioners Standard Ordinary, 2-1/2% - 6%	14.0	14.7
1980 Commissioners Standard Ordinary, 4% - 6%	39.4	40.1
2001 Commissioners Standard Ordinary, 3-1/2% - 4-1/2%	30.5	28.6
2017 Commissioners Standard Ordinary, 3-1/2%	1.2	1.2
Other, 2-1/2% - 6%	0.8	0.9
	99.2	99.1
Other benefits (including annuities):
Various, 2-1/2% - 8-1/4%	0.8	0.9
	100.0%	100.0%
The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.
As of December 31, 2025 and 2024, reserves of $9.5 million and $10.6 million, respectively, were recorded on in-force amounts of $698.4 million and $735.0 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation for all accident and health contracts.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.
The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
Policyholders’ Dividends
The amount of policyholders’ dividends to be paid (including those on policies included in the Closed Block) is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.
Policy and Contract Claims
Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2025 and 2024. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Securities Lending
At December 31, 2025, the Company has loaned $129.5 million and $17.9 million (fair value) in the general and separate accounts, respectively, of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Mitsubishi UFJ Trust and Banking Corporation. At December 31, 2024, the Company had loaned $108.9 million and $7.0 million (fair value) in the general and separate accounts, respectively. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets.

The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

loaned security. At December 31, 2025 and 2024, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet, with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is managed either by an affiliated agent of the Company or by Mitsubishi UFJ Trust and Banking Corporation, an unaffiliated agent. Collateral managed by an affiliated agent is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable balance sheet amount because the funds are available for the general use of the Company.
At December 31, 2025 and 2024, the fair value of the total collateral in the general account was $132.8 million and $111.5 million, respectively, all of which was managed by an affiliated agent. The fair value of the total collateral in the separate account was $18.2 million and $7.2 million at December 31, 2025 and 2024, respectively, all of which was managed by an unaffiliated agent. At December 31, 2025, the collateral for all securities on loan could be requested to be returned on demand by the borrower.
The aggregate collateral broken out by maturity date is as follows at December 31, 2025:

	Amortized Cost	Fair Value
	(In Thousands)
Open	$—	$—
30 days or less	76,825	76,825
31 to 60 days	629	629
61 to 90 days	1,117	1,117
91 to 120 days	6,432	6,433
121 to 180 days	6,383	6,385
181 to 365 days	21,875	21,890
1 to 2 years	6,952	6,965
2 to 3 years	1,500	1,500
Greater than 3 years	11,000	11,000
Total collateral	$132,713	$132,744
At December 31, 2025, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $133.2 million and $18.2 million in the general and separate accounts, respectively, in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Separate Account
The Company maintains a separate account, which holds all of the Company’s pension plan assets. The assets of the separate account consist primarily of marketable securities, which are recorded at fair value. These assets are considered legally insulated from the general accounts.
There are no separate account liabilities that are guaranteed by the general account. (See Note 10 for further discussion on the general account’s responsibility as it relates to the obligations of the Company’s pension plan).
The activity within the separate account, including realized and unrealized gains or losses on its investments, has no effect on net income or capital and surplus of the Company. The Company’s statements of operations reflect annuity payments to pension plan participants and other expenses of the separate account, as well as the reimbursement of such expenses from the separate account.
Federal Income Taxes
The Company files a consolidated income tax return with its eligible subsidiaries and affiliates. The provision for federal income taxes is allocated to the individual companies using a separate return method based upon a written tax-sharing agreement. Under the agreement, the benefits from losses of subsidiaries and affiliates are retained by the subsidiary and affiliated companies. The Company pays all federal income taxes due for all members of the group. The Company then immediately charges or reimburses, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company recognizes accrued interest and penalties related to tax contingencies in Current federal income taxes recoverable or payable and Federal income tax expense (benefit), excluding tax on capital gains on the balance sheets and statements of operations, respectively.
Postretirement Benefits Other Than Pensions
The Company accounts for its postretirement benefits other than pensions on an accrual basis. The postretirement benefit obligation for current retirees and fully eligible employees is measured by estimating the actuarial present value of benefits expected to be received at retirement using explicit assumptions.
Actuarial and investment gains and losses arising from differences between assumptions and actual experience upon subsequent remeasurement of the obligation may be recognized as a component of the net periodic benefit cost in the current period or amortized. The net gain or loss will be included as a component of net postretirement benefit cost for a year if, as of the beginning of the year, the unrecognized net gain or loss exceeds 10% of the postretirement benefit obligation. That gain or loss, if not recognized immediately, will be amortized over the average life expectancy of the employer’s fully vested and retiree group.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Accounting Changes
Effective January 1, 2025, the NAIC adopted revisions to SSAP No. 26, Bonds, and SSAP No. 43, Asset Backed-Securities, to reflect accounting and reporting guidance under the Principles Based Bond Definition (PBBD) for qualified investments. As a result of these adoptions, investments qualified as issuer credit obligations are reported under SSAP No. 26; investments qualified as asset-backed securities are reported under SSAP No. 43.
Effective January 1, 2025, the NAIC adopted revisions to SSAP No. 21, Other Admitted Assets, to reflect accounting and reporting guidance for investments that do not meet the requirements of PBBD, and for residual tranches or interests/loss positions. There were no securities reclassified from debt securities to other invested assets.
There were no significant accounting changes in 2024, or 2023.
Business Combinations
On December 31, 2018, the Company purchased 100% of the common stock of Gerber Life from Nestlé S.A. (Nestlé). Gerber Life is an insurer that operates primarily in the juvenile life insurance and medical stop-loss insurance markets. Gerber Life is New York-domiciled and is licensed in 50 states, the District of Columbia, Puerto Rico and certain Canadian provinces. The cost of the acquired entity was $1,257.3 million. The original goodwill balance was $945.5 million, of which $528.1 million was admitted, based on an admission limit of 10% of adjusted company surplus as of the last reported period.
The transaction was accounted for as a statutory purchase and reflects the following:

Year	Admitted Goodwill at Reporting Date	Goodwill Amortized in Period	Book Value of Acquisition	Admitted Goodwill as a % of Admitted Acquisition
	(In Thousands)
2025	$283,664	$94,555	$1,014,883	28.0%
2024	378,219	94,555	1,065,422	35.5
The adjusted company surplus as of the last reported period was calculated as follows:

	2025	2024
	(In Thousands)

Company Surplus as of September 30	$7,629,765	$7,311,030
Less September 30 electronic data processing	21,062	16,380
Less September 30 net deferred tax assets	—	—
Less September 30 net positive goodwill	307,303	401,858
Adjusted Company surplus as of September 30	$7,301,400	$6,892,792
Admitted goodwill as a percentage of adjusted surplus	3.9%	5.5%

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 20, 2026.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized in the following tables. The tables pertaining to 2025 include revisions to bond categorization, reflecting the principles-based bond definition that was implemented as of January 1, 2025:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2025:
Issuer credit obligations
U.S. government obligations, exempt from RBC	$47,975	$949	$(82)	$48,842
Non-US sovereign jurisdiction securities	29,073	310	(5,171)	24,212
Municipal bonds - general obligations (direct and guaranteed)	7,910	171	—	8,081
Municipal bonds - special revenue	37,288	1,124	(1,681)	36,731
Corporate bonds	2,647,047	77,963	(193,625)	2,531,385
Single entity backed obligations	10,759	190	(773)	10,176
Subtotal issuer credit obligations	$2,780,052	$80,707	$(201,332)	$2,659,427
Asset backed securities
Agency residential mortgage-backed securities - guaranteed (exempt from RBC)	$10	$—	$—	$10
Agency commercial mortgage-backed securities - guaranteed (exempt from RBC)	808	13	—	821
Agency residential mortgage-backed securities - not/partially guaranteed (not exempt from RBC)	38,247	134	(2,654)	35,727
Non-agency residential mortgage-backed securities	56,683	579	(4,733)	52,529
Non-agency commercial mortgage-backed securities	28,074	28	(2,373)	25,729
Other financial asset-backed securities - self liquidating	11,625	2,317	(68)	13,874
Subtotal asset backed securities	$135,447	$3,071	$(9,828)	$128,690

Total debt securities	$2,915,499	$83,778	$(211,160)	$2,788,117

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$12,227	$—	$(257)	$11,970
Debt securities issued by states of the U.S. and political subdivisions of the states	22,233	238	(74)	22,397
Non-U.S. government securities	44,024	30	(9,277)	34,777
Corporate securities	2,720,339	57,592	(227,586)	2,550,345
Commercial mortgage-backed securities	22,022	39	(3,740)	18,321
Residential mortgage-backed securities	101,087	2,671	(9,940)	93,818
Asset-backed securities	87,212	1,041	(4,479)	83,774
Total	$3,009,144	$61,611	$(255,353)	$2,815,402
At December 31, 2025 and 2024, the Company held unrated or below-investment-grade debt securities with a book/adjusted carrying value of $60.4 million and $118.6 million, respectively, and an aggregate fair value of $57.8 million and $114.8 million, respectively. As of December 31, 2025 and 2024, such holdings amounted to 2.1% and 3.9%, respectively, of the Company’s investments in debt securities and 0.4% and 0.9%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.
Unrealized gains and losses on investments in unaffiliated common stocks, mutual funds and common stocks of subsidiaries are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2025:
Preferred stocks	$94,420	$979	$(5,996)	$89,403

Common stocks, unaffiliated	$243,864	$203,540	$(3,626)	$443,778
Common stocks, mutual funds	158,126	25,139	(9)	183,256
Common stocks, subsidiaries	3,834,940	1,392,202	(104,325)	5,122,817
	$4,236,930	$1,620,881	$(107,960)	$5,749,851

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
Preferred stocks	$79,384	$785	$(1,093)	$79,076

Common stocks, unaffiliated	$266,354	$232,686	$(2,635)	$496,405
Common stocks, mutual funds	158,312	18,894	(351)	176,855
Common stocks, subsidiaries	3,929,495	1,012,968	(152,656)	4,789,807
	$4,354,161	$1,264,548	$(155,642)	$5,463,067
The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2025:
Issuer credit obligations	$(11,553)	$396,015	$(189,779)	$1,023,062
Asset backed securities	(108)	7,176	(9,720)	85,104
Total debt securities	$(11,661)	$403,191	$(199,499)	$1,108,166

Preferred stocks	$(5,996)	$40,942	$—	$—

Common stocks, unaffiliated	$(3,626)	$54,222	$—	$—
Common stocks, mutual funds	(9)	618	—	—
Total	$(3,635)	$54,840	$—	$—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(1)	$2,317	$(256)	$5,603
Debt securities issued by states of the U.S. and political subdivisions of the states	(74)	11,250	—	—
Non-U.S. government securities	(159)	5,683	(9,118)	24,856
Corporate securities	(21,460)	566,703	(206,126)	955,511
Commercial mortgage-backed securities(1)	(21)	769	(3,719)	17,238
Residential mortgage-backed securities(1)	(259)	8,550	(9,681)	67,816
Asset-backed securities(1)	(49)	6,951	(4,430)	53,737
Total debt securities	$(22,023)	$602,223	$(233,330)	$1,124,761

Preferred stocks	$(1,093)	$56,798	$—	$—

Common stocks, unaffiliated	$(2,635)	$29,708	$—	$—
Common stocks, mutual funds	(351)	17,693	—	—
Total	$(2,986)	$47,401	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2025 and 2024, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed securities, residential mortgage-backed securities and unaffiliated common stocks.
The aggregated unrealized loss is approximately 12.1% and 12.2% of the carrying value of securities considered temporarily impaired at December 31, 2025 and 2024, respectively. At December 31, 2025, there were a total of 376 securities held that are considered temporarily impaired, 281 of which have been impaired for 12 months or longer. At December 31, 2024, there were a total of 458 securities held that were considered temporarily impaired, 299 of which had been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $2.6 million, $0.6 million and $20.1 million for the years ended December 31, 2025, 2024 and 2023, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The following is a list of each loan-backed security held at December 31, 2025, with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2025, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities.

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value	Date of Other-Than-Temporary Impairment
(In Thousands)
For the year ended, December 31, 2025:
	$—	$—	$—	$—	$—
Total	XXX	XXX	$—	XXX	XXX	XXX

The Company had no OTTI on loan-backed securities for the year ended December 31, 2025, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.
A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2025, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$72,221	$72,747
After one through five	269,431	280,497
After five through ten	323,045	332,642
After ten	2,115,355	1,973,541
Mortgage-backed securities/asset-backed securities	135,447	128,690
Total	$2,915,499	$2,788,117
The expected maturities may differ from contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Proceeds from sales of investments in debt securities during 2025, 2024 and 2023 were $259.2 million, $211.5 million, and $60.6 million; gross gains of $6.5 million, $6.4 million, and $0.6 million and gross losses of $2.3 million, $10.7 million, and $1.5 million were realized on these sales in 2025, 2024 and 2023, respectively.
Proceeds from the sales of investments in equity securities during 2025, 2024 and 2023 were $311.1 million, $313.3 million, and $357.2 million; gross gains of $90.5 million, $45.5 million, and $80.7 million and gross losses of $6.4 million, $1.9 million, and $12.4 million were realized on these sales in 2025, 2024 and 2023, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2025	2024	2023
	(In Thousands)
Realized capital gains (losses)	$52,321	$(21,027)	$(17,404)
Less amount transferred to IMR (net of related taxes (benefits) of $505 in 2025, $(753) in 2024, and $(183) in 2023)	1,898	(2,833)	(689)
Less federal income tax expense (benefit) of realized capital gains (losses)	5,768	3,904	(654)
Net realized capital gains (losses)	$44,655	$(22,098)	$(16,061)
Net investment income was generated from the following for the years ended December 31:

	2025	2024	2023
	(In Thousands)
Debt securities	$149,991	$144,410	$145,319
Equity securities	186,047	427,980	294,929
Mortgage loans	2,165	2,231	2,273
Real estate	12,168	10,597	10,536
Policy loans	10,578	10,699	10,582
Cash, cash equivalents and short-term investments	4,341	5,915	2,588
Other invested assets	95,426	144,311	195,684
Other	118	233	621
Gross investment income	460,834	746,376	662,532
Investment expenses	69,313	68,938	71,769
Net investment income	$391,521	$677,438	$590,763
The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2025, 80.6% of such mortgages, or $41.4 million, involved properties located in Ohio, Washington, and South Carolina. Such investments consist of primarily first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $20.5 million. During 2025, there were no loans issued. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2025, the Company did not reduce interest rates on any outstanding mortgages.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include debt securities within the Company’s separate account for which public quotations are not available, but that are priced by third-party pricing services or internal models using observable inputs. Also included in Level 2 assets and liabilities are preferred stock and fixed income residual tranches. The fair value of these instruments is determined through the use of third-party pricing services or models utilizing market observable inputs.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities primarily include private real estate funds within the Company’s separate account that are priced utilizing significant unobservable inputs. Also included in Level 3 assets and liabilities are common and preferred stocks being priced by broker quotes or utilizing recent financing for similar securities.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Certain investments utilize net asset value (NAV) as a practical expedient for fair value. These investments are reported separately from the hierarchy. Investments utilizing NAV consist mainly of equity interest in limited partnerships and limited liabilities in the separate account. These investments contain fixed income, common stock, and real estate characteristics. The interests in these partnerships can be sold or transferred with prior consent from the general partner. The average remaining life of the investments is 14.3 years. The Company's unfunded commitment for these investments is $41.1 million. In addition, a collective trust in the separate account utilizing NAV is primarily investing in domestic fixed income securities. Shares in the trust can be redeemed at their net asset value. The NAV for this investment is $12.14. The Company does not intend to sell any investments utilizing NAV.
As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds. The fair value of equity securities included in Level 3 has been determined by utilizing broker quotes or recent financing for similar securities.
Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.
Other Invested Assets
Other invested assets primarily include surplus debentures and fixed income residual tranches for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts include debt securities, equity securities, mutual funds, surplus notes, private equity, and private debt fund investments. The fair values of debt securities, equity securities and mutual funds have been determined using the same methodologies as similar assets held in the general account. The fair values of private equity and private debt fund investments have been determined utilizing the net asset values of the funds. The fair values of the private real estate funds have been determined by significant unobservable inputs.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2025
Assets:
Common stocks, unaffiliated	$443,778	$426,228	$—	$17,550	$—
Common stocks, mutual funds	183,256	183,256	—	—	—
Preferred stocks	89,403	—	66,846	22,557	—
Other invested assets, fixed income residual tranche	20,898	—	20,898	—	—
Separate account assets	1,329,064	859,948	175,168	52,086	241,862
Total assets	$2,066,399	$1,469,432	$262,912	$92,193	$241,862

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2024
Assets:
Bonds, exchange traded funds	$132,923	$132,923	$—	$—	$—
Common stocks, unaffiliated	496,405	481,288	—	15,117	—
Common stocks, mutual funds	176,855	176,855	—	—	—
Preferred stocks	79,076	—	53,436	25,640	—
Other invested assets, fixed income residual tranche	25,850	—	25,850	—	—
Separate account assets	1,214,528	787,991	162,677	39,319	224,541
Total assets	$2,125,637	$1,579,057	$241,963	$80,076	$224,541

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2025 are as follows:

	Beginning Asset/(Liability) as of January 1, 2025	Total Realized/Unrealized Gains (Losses) Included in:			Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/ (Liability) as of December 31, 2025
		Net Income	Surplus	Other*
	(In Thousands)
Assets:
Common stocks, unaffiliated	$15,117	$—	$2,433	$—	$—	$—	$—	$17,550
Preferred stocks	25,640	—	(4,676)	—	1,593	—	—	22,557
Separate account assets	39,319	—	—	1,153	11,614	—	—	52,086
Total assets	$80,076	$—	$(2,243)	$1,153	$13,207	$—	$—	$92,193

* Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2025, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$—	$—	$—
Preferred stocks	1,593	—	—	—	1,593
Separate account assets	12,400	—	(786)	—	11,614
Total assets	$13,993	$—	$(786)	$—	$13,207

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024, is as follows:

	Beginning Asset/(Liability )as of January 1, 2024	Total Realized/Unrealized Gains (Losses) Included in:			Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/ (Liability) as of December 31, 2024
		Net Income	Surplus	Other*
	(In Thousands)
Assets:
Common stocks, unaffiliated	$17,110	$785	$(925)	$—	$(1,853)	$—	$—	$15,117
Preferred stocks	14,618	(133)	155	—	11,000	—	—	25,640
Separate account assets	23,734	—	—	1,224	14,361	—	—	39,319
Total assets	$55,462	$652	$(770)	$1,224	$23,508	$—	$—	$80,076

* Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$(1,853)	$—	$(1,853)
Preferred stocks	11,000	—	—	—	11,000
Separate account assets	15,998	—	(1,637)	—	14,361
Total Assets	$26,998	$—	$(3,490)	$—	$23,508
The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2025 and 2024.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2025
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds:
Issuer credit obligations	$2,780,052	$2,659,427	$47,453	$2,605,974	$6,000	$—
Asset-backed securities	135,447	128,690	—	128,690	—	—
Common stock:
Unaffiliated	443,778	443,778	426,228	—	17,550	—
Mutual funds	183,256	183,256	183,256	—	—	—
Preferred stock	89,403	89,403	—	66,846	22,557	—
Mortgage loans	51,412	49,534	—	—	49,534	—
Cash, cash equivalents and short-term investments	254,980	255,002	255,002	—	—	—
Other invested assets:
Surplus notes	44,873	43,156	—	43,156	—	—
Fixed income residual tranche	20,898	20,898	—	20,898	—	—
Separate account assets	1,329,064	1,329,064	859,948	175,168	52,086	241,862

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(1,944)	$(1,938)	$—	$—	$(1,938)	$—
Securities lending liability	(133,159)	(133,159)	—	(133,159)	—	—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	December 31, 2024
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$3,009,144	$2,815,402	$138,526	$2,669,876	$7,000	$—
Common stock:
Unaffiliated	496,405	496,405	481,288	—	15,117	—
Mutual funds	176,855	176,855	176,855	—	—	—
Preferred stock	79,076	79,076	—	53,436	25,640	—
Mortgage loans	53,037	48,837	—	—	48,837	—
Cash, cash equivalents and short-term investments	132,777	132,794	132,794	—	—	—
Other invested assets:
Surplus notes	38,926	35,684	—	35,684	—	—
Fixed income residual tranche	25,850	25,850	—	25,850	—	—
Securities lending reinvested collateral assets	—	—	—	—	—	—
Separate account assets	1,214,528	1,214,528	787,991	162,677	39,319	224,541

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(2,236)	$(2,165)	$—	$—	$(2,165)	$—
Securities lending liability	(111,893)	(111,893)	—	(111,893)	—	—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

4. Related-Party Transactions
The Company owns a 100% interest in Integrity and WSLAC, whose carrying values based on underlying statutory surplus at December 31, 2025, are $1.4 billion and $2.2 billion, respectively. The accounting policies of Integrity and WSLAC are the same as those of the Company described in Note 1. The summary financial data for Integrity and WSLAC follows:

	2025	2024
	(In Thousands)
Integrity:
Admitted Assets	$8,512,875	$8,623,981
Liabilities	7,114,261	7,349,809
Statutory Surplus	$1,398,614	$1,274,172
Net Income	$52,420	$118,052

WSLAC:
Admitted Assets	$39,733,479	$35,071,019
Liabilities	37,497,403	33,045,720
Statutory Surplus	$2,236,076	$2,025,299
Net Income	$163,253	$248,976

The Company has an equity interest in certain partnerships that made payments of principal and interest under mortgage financing arrangements to subsidiaries in the amount of $29.1 million, $30.6 million, and $26.0 million in 2025, 2024 and 2023, respectively. The principal balance of the mortgage financing arrangements with subsidiaries was $291.2 million and $300.6 million at December 31, 2025 and 2024, respectively.
At December 31, 2025 and 2024, the Company had $94.1 million and $217.1 million, respectively, invested in the Touchstone Funds, which are exchange traded and mutual funds administered by Touchstone Advisors, Inc., an indirect subsidiary of the Company.
At December 31, 2025 and 2024, the Company had $503.0 million and $611.2 million, respectively, invested in fixed income residual tranches and various private equity and private debt funds managed by Fort Washington Investment Advisors, Inc., a subsidiary of the Company.
At December 31, 2025 and 2024, the Company had $1,546.3 million and $1,339.4 million, respectively, invested in WS Real Estate Holdings, LLC, which is a holding company managed by Eagle Realty Group, LLC, a subsidiary of the Company.
The Company had an outstanding loan due to WSLAC in the amount of $0.0 million and $0.0 million as of December 31, 2025 and 2024, respectively. The loan is in the form of a line of credit that can be drawn up to $250.0 million, with any outstanding principal due January 6, 2033.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

In November 2025, the Company received a $100.0 million ordinary dividend from Integrity. The dividend was in the form of cash.
In November 2025, the Company received a $50.0 million ordinary dividend from Gerber Life. The dividend was in the form of cash.
In August 2025, the Company sold $84.0 million of fixed income securities in exchange for cash to WSLAC. The fixed income securities sold were exchange traded funds administered by Touchstone Advisors, Inc.
In July 2025, the Company sold $49.9 million of equity securities in exchange for cash to The Lafayette Life Insurance Company (Lafayette Life).
In April 2025, the Company sold $49.5 million of fixed income securities in exchange for cash to Gerber Life. The fixed income securities sold were exchange traded funds administered by Touchstone Advisors, Inc.
In October 2024, the Company received a $200.0 million dividend from Integrity. Of the total dividend received, $7.7 million was ordinary and $192.3 million was extraordinary. The dividend was in the form of $160.3 million in cash and $39.7 million in equity securities.
In July 2024, the Company sold $71.3 million of other invested assets in exchange for cash to WSLAC.
In June 2024, the Company received a $45.0 million capital contribution from WSFG. The contribution was in the form of cash.
In June 2024, the Company received a $50.0 million ordinary dividend from Gerber Life. The dividend was in the form of cash.
In April 2024, the Company sold $62.9 million of equity securities in exchange for cash to National. The equity securities sold were exchange traded funds administered by Touchstone Advisors, Inc.
In March 2024, the Company paid a $155.0 million ordinary dividend to WSFG. The dividend was in the form of cash.
In March 2024, the Company received a $155.0 million ordinary dividend from WSLAC. The dividend was in the form of cash.
In March 2024, the Company sold $50.0 million of fixed income securities in exchange for cash to Gerber Life. The fixed income securities sold were exchange traded funds administered by Touchstone Advisors, Inc.
In December 2023, the Company received a $150.0 million capital contribution from WSFG. The contribution was in the form of cash.
In December 2023, the Company paid a $275.0 million capital contribution to WSLAC. The contribution was in the form of $225.0 million and $50.0 million in cash and equity securities, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

In December 2023, the Company received a $125.0 million ordinary dividend from Integrity. The dividend was in the form of $75.0 million and $50.0 million in cash and equity securities, respectively.
In August 2023, the Company entered into a Pension Risk Transfer agreement with WSLAC. Refer to Note 10 for more detail.
In June and July 2023, the Company sold $25.0 million and $24.0 million of equity securities, respectively, in exchange for cash to Gerber Life.
In March 2023, the Company paid a $245.0 million ordinary dividend to WSFG. The dividend was in the form of cash.
In March 2023, the Company received a $150.0 million ordinary dividend from WSLAC. The dividend was in the form of cash.
In the the first quarter of 2023, the Company sold $80.0 million of equity securities in exchange for cash to National.
The Company had $49.9 million and $28.0 million receivable from parent, subsidiaries and affiliates as of December 31, 2025 and 2024, respectively. The Company had $0.9 million and $2.8 million payable to parent, subsidiaries and affiliates as of December 31, 2025 and 2024, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
The Company has entered into multiple reinsurance agreements with affiliated entities. See Note 5 for further description.
5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
The Company has a ceded reinsurance agreement with Columbus Life. Under the reinsurance agreement, Columbus Life reinsures the former liabilities of Columbus Mutual, a former affiliate, which was merged into the Company. Life and accident and health reserves ceded from the Company to Columbus Life totaled $378.3 million and $399.7 million at December 31, 2025 and 2024, respectively.
In 2006, the Company entered into a yearly renewable term reinsurance agreement with Lafayette Life whereby the Company provides reinsurance coverage on certain life products and associated riders as this coverage is recaptured by Lafayette Life from unaffiliated reinsurers. Life reserves ceded from Lafayette Life to the Company under this agreement totaled $0.7 million and $0.7 million at December 31, 2025 and 2024, respectively.
Certain premiums and benefits are ceded to other unaffiliated insurance companies under various reinsurance agreements. The majority of the ceded business is due to ceding substandard business to reinsurers (facultative basis).

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2025	2024	2023
	(In Thousands)

Direct premiums	$205,311	$205,460	$218,455
Assumed premiums:
Affiliates	1,166	1,129	1,074
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(7,657)	(7,291)	(7,043)
Net premiums	$198,820	$199,298	$212,486
The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2025	2024	2023
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	4,804	3,814	3,846
Policy and contract liabilities:
Affiliates	378,299	399,724	421,470
Nonaffiliates	35,615	34,169	33,465
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	326	544	118
In 2025, 2024 and 2023, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.
At December 31, 2025, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.
Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2025, there are no reinsurance

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.
There would be no reduction in surplus at December 31, 2025, if all reinsurance agreements were cancelled.
6. Federal Income Taxes
The Company and its eligible subsidiaries and affiliates file a consolidated federal income tax return. Amounts due (to)/from the Internal Revenue Service for federal income taxes, net of the amounts due (to)/from subsidiaries and affiliates, were $109.0 million and $111.9 million at December 31, 2025 and 2024, respectively.

The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2025
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$216,821	$8,270	$225,091
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	216,821	8,270	225,091
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	216,821	8,270	225,091
(f)	Deferred tax liabilities	170,139	84,514	254,653
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$46,682	$(76,244)	$(29,562)

		12/31/2024
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$300,826	$7,344	$308,170
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	300,826	7,344	308,170
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	300,826	7,344	308,170
(f)	Deferred tax liabilities	256,305	67,930	324,235
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$44,521	$(60,586)	$(16,065)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$(84,005)	$926	$(83,079)
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	(84,005)	926	(83,079)
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	(84,005)	926	(83,079)
(f)	Deferred tax liabilities	(86,166)	16,584	(69,582)
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$2,161	$(15,658)	$(13,497)

		12/31/2025
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$8,270	$8,270
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	39,513	—	39,513
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	39,513	—	39,513
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	1,139,777
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	177,308	—	177,308
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$216,821	$8,270	$225,091

		12/31/2024
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$7,344	$7,344
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	26,824	—	26,824
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	26,824	—	26,824
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	1,046,509
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	274,002	—	274,002
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$300,826	$7,344	$308,170

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$926	$926
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	12,689	—	12,689
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	12,689	—	12,689
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	93,268
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	(96,694)	—	(96,694)
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$(84,005)	$926	$(83,079)

	2025	2024

Ratio percentage used to determine recovery period and threshold limitation amount	865%	881%

		12/31/2025
		(1)	(2)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$216,821	$8,270
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.26%	3.67%
(c)	Net admitted adjusted gross DTAs amount	$216,821	$8,270
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.26%	3.67%

		12/31/2024
		(3)	(4)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$300,826	$7,344
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	3.87%	2.38%
(c)	Net admitted adjusted gross DTAs amount	$300,826	$7,344
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	3.87%	2.38%

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

		Change
		(5)	(6)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)

(a)	Adjusted gross DTAs amount	$(84,005)	$926
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	7.39%	1.29%
(c)	Net admitted adjusted gross DTAs amount	$(84,005)	$926
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	7.39%	1.29%
The Company's tax planning strategies include the use of reinsurance.
Current income taxes incurred consist of the following major components:

			12/31/2025	12/31/2024	12/31/2023
			(In Thousands)
(1)	Current income tax
	(a)	Federal	$(40,101)	$(26,492)	$(47,285)
	(b)	Foreign	132	180	196
	(c)	Subtotal	(39,969)	(26,312)	(47,089)
	(d)	Federal income tax on net capital gains	5,768	3,904	(654)
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$(34,201)	$(22,408)	$(47,743)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2025	12/31/2024	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	30,470	31,003	(533)
		(4) Investments	18,937	22,497	(3,560)
		(5) Deferred acquisition costs	20,758	20,126	632
		(6) Policyholder dividends accrual	4,823	3,642	1,181
		(7) Fixed assets	6,769	4,237	2,532
		(8) Compensation and benefits accrual	16,035	114,283	(98,248)
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	115,014	101,050	13,964
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	4,015	3,988	27
		(99) Subtotal	216,821	300,826	(84,005)
	(b)	Statutory valuation allowance adjustment	—	—	—
	(c)	Nonadmitted	—	—	—
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	216,821	300,826	(84,005)
	(e)	Capital
		(1) Investments	8,270	7,344	926
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	8,270	7,344	926
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	8,270	7,344	926
	(i)	Admitted deferred tax assets (2d + 2h)	$225,091	$308,170	$(83,079)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2025	12/31/2024	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$162,565	$155,101	$7,464
		(2) Fixed assets	—	—	—
		(3) Deferred and uncollected premium	6,340	6,725	(385)
		(4) Policyholder reserves	—	547	(547)
		(5) Other (including items <5% of total ordinary tax liabilities)	1,234	93,932	(92,698)
		(99) Subtotal	170,139	256,305	(86,166)
	(b)	Capital
		(1) Investments	84,514	67,930	16,584
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	84,514	67,930	16,584
	(c)	Deferred tax liabilities (3a99 + 3b99)	$254,653	$324,235	$(69,582)
(4)	Net deferred tax assets/liabilities (2i - 3c)		$(29,562)	$(16,065)	$(13,497)
Among the more significant book-to-tax adjustments were the following:

	12/31/2025	Effective Tax Rate	12/31/2024	Effective Tax Rate	12/31/2023	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)

Provision computed at statutory rate	$37,191	21.00%	$79,533	21.00%	$63,345	21.00%
Dividends received deduction	(1,871)	(1.06)	(1,131)	(0.30)	(2,781)	(0.93)
Tax credits	(132)	(0.07)	(180)	(0.05)	(195)	(0.06)
Other invested assets and nonadmitted change	(1,766)	(1.00)	1,842	0.49	39,127	12.97
Affiliated income	(34,650)	(19.57)	(85,050)	(22.46)	(57,750)	(19.15)
Nonadmitted pension asset	(12,198)	(6.89)	(28,455)	(7.51)	(34,098)	(11.30)
Return to provision	(22,769)	(12.86)	(10,885)	(2.87)	(37,259)	(12.35)
Other	4,436	2.52	(834)	(0.23)	(6,556)	(2.17)
Total statutory income taxes	$(31,759)	(17.93)%	$(45,160)	(11.93)%	$(36,167)	(11.99)%

Federal and foreign taxes incurred	$(34,201)	(19.31)%	$(22,408)	(5.92)%	$(47,743)	(15.83)%
Change in net deferred income taxes	2,442	1.38	(22,752)	(6.01)	11,576	3.84
Total statutory income taxes	$(31,759)	(17.93)%	$(45,160)	(11.93)%	$(36,167)	(11.99)%
At December 31, 2025, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the Company had $0.0 million of deferred tax liabilities that are not recognized.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The amount of federal income taxes incurred that will be available for recoupment at December 31, 2025, in the event of future capital losses is $0.0 million, $3.9 million, and $0.0 million from 2025, 2024 and 2023, respectively.
There were no deposits admitted under Section 6603 of the Internal Revenue Service Code as of December 31, 2025 and 2024.
The Company has no unrecognized tax liability as of December 31, 2025 and 2024.
The Company has no tax contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.
The Company had no accrued interest or penalties related to tax contingencies as of and for the years ended December 31, 2025, 2024 and 2023.
The tax years 2014 through 2017 and 2022 through 2025 remain subject to examination by major tax jurisdictions.
The Inflation Reduction Act was enacted on August 16, 2022, and included a provision for a new Corporate Alternative Minimum Tax (CAMT), effective in 2023, that is based on the adjusted financial statement income set forth on the applicable financial statement of an “applicable corporation.” The controlled group of corporations of which the reporting entity is a member has determined that it is not an “applicable corporation” for purposes of CAMT during the reporting period, and is not liable for the CAMT.
The One Big Beautiful Bill Act (OBBBA) was signed into law on July 4, 2025, which includes changes to the Internal Revenue Code. The OBBBA did not have a significant impact on the Company's financial statements.
7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2025 and 2024, the Company exceeded the minimum risk-based capital.
Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $770.1 million by the end of 2026 without seeking prior regulatory approval based on capital and surplus of $7,700.5 million at December 31, 2025.
The Company currently has the following outstanding surplus notes:

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	2025	2024
	(In Thousands)
2019 Notes, 5.15% interest rate, due 2049	$498,032	$497,946
2021 Notes, 3.75% interest rate, due 2061	497,901	497,842
Total carrying value of surplus notes	$995,933	$995,788

On January 23, 2019, the Company issued $500.0 million in surplus notes (the “2019 Notes”) due January 15, 2049, at a discount of $2.6 million. The entire balance was received in cash, none of which came from related parties. Interest on the 2019 Notes is fixed at 5.15% and payable semiannually on January 15 and July 15 of each year. The 2019 Notes and are administered by The Bank of New York Mellon. Subject to the approval of the Ohio Director of Insurance (the “Director”), the Company has the option to redeem the 2019 Notes (i) in whole within 90 days after the occurrence of a “Tax Event” where the Company receives an opinion of tax counsel that there is a more than insubstantial risk that interest payable on the 2019 Notes is not deductible by the Company, at a redemption price equal to the principal amount of the 2019 Notes to be redeemed (the ‘‘Par Value Redemption Price’’), (ii) in whole or in part, on or after January 23, 2024 but prior to July 15, 2048, at a redemption price equal to the greater of (a) the Par Value Redemption Price or (b) the sum of the present value of the remaining scheduled principal and interest payments on the 2019 Notes from the redemption date to July 15, 2048, discounted to the redemption date on a semi-annual basis at an adjusted treasury rate plus 35 basis points or (iii) in whole or in part, on or after July 15, 2048, at the Par Value Redemption Price, plus, in each case of (i), (ii) and (iii), accrued and unpaid interest payments on the 2019 Notes to be redeemed to the redemption date.
On April 28, 2021, the Company issued $500.0 million in surplus notes (the “2021 Notes”) due April 28, 2061 at a discount of $2.4 million. The entire balance was received in cash, none of which came from related parties. Interest on the 2021 Notes is fixed at 3.75% and payable semiannually on April 28 and October 28 of each year. The 2021 Notes are administered by The Bank of New York Mellon. Subject to the approval of the Director, the Company has the option to redeem the 2021 Notes (i) in whole within 90 days after the occurrence of a “Tax Event” where the Company receives an opinion of tax counsel that there is a more than insubstantial risk that interest payable on the 2021 Notes is not deductible by the Company, at a redemption price equal to the principal amount of the 2021 Notes to be redeemed (the ‘‘Par Value Redemption Price’’), (ii) in whole or in part, prior to October 28, 2060, at a redemption price equal to the greater of (a) the Par Value Redemption Price or (b) the sum of the present value of the remaining scheduled principal and interest payments on the 2021 Notes from the redemption date to October 28, 2060, discounted to the redemption date on a semi-annual basis at an adjusted treasury rate plus 25 basis points or (iii) in whole or in part, on or after October 28, 2060, at the Par Value Redemption Price, plus, in each case of (i), (ii) and (iii), accrued and unpaid interest payments on the 2021 Notes to be redeemed to the redemption date.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The 2019 Notes and 2021 Notes (collectively the “Notes”) do not have payments that are contractually linked nor are any of the payments subject to administrative offsetting provisions. Additionally, proceeds from the Notes were not used to purchase an asset directly from the holders. The Notes were issued pursuant to Rule 144A as defined by the Securities Act of 1933. The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and “prior claims” (those claims referred to in classes 1 through 7 of Section 3903.42 of the Ohio Revised Code) against the Company. Under Ohio insurance laws, the Notes are not part of the legal liabilities of the Company. Each payment of principal of, interest on or redemption price with respect to the Notes, may be made only with the prior approval of the Director, and only out of surplus earnings.
Interest expense of $44.5 million and $44.5 million was recognized from the Notes in 2025 and 2024, respectively. Life-to-date interest expense recognized December 31, 2025, was $264.1 million. There has been no principal paid as of December 31, 2025. As of December 31, 2025, there was unapproved interest of $3.2 million related to 2025 that will come due in 2026. In the event the Company was subject to a liquidation event, the Notes would have preference over the common shareholders. No affiliates of the Company hold any of the Notes. As of the closing, Guggenheim Partners was the only holder of more than 10% of the outstanding Notes on record at the Depository Trust Company.
8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
At December 31, 2025, the Company does not have any material lease agreements as a lessee for office space or equipment.
At December 31, 2025, the Company has future commitments to provide additional capital contributions of $474.5 million to investments in joint ventures, limited partnerships and limited liability companies.
The Company guarantees the payment of all policyholder obligations of each of the following wholly-owned subsidiaries: WSLAC, Columbus Life and Integrity. In addition, the Company guarantees all policyholder obligations of National and Lafayette Life, an affiliated entity which is wholly-owned by WSFG. Guarantees on behalf of wholly-owned subsidiaries or on behalf of related parties that are considered to be unlimited (as in the case of the guarantee on behalf of Lafayette Life) are exempt from the initial liability recognition criteria and therefore no liability has been recognized in the financial statements. Due to the unlimited nature of the guarantees, the Company is unable to estimate the maximum potential amount of future payments under the guarantees. In the unlikely event the guarantees would be triggered, the Company may be permitted to take control of the underlying assets to recover all or a portion of the amounts paid under the guarantees.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities
At December 31, 2025, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$45,098	$—	$—	$45,098	95.1%
Not subject to discretionary withdrawal	2,309	—	—	2,309	4.9
Total individual annuity reserves (before reinsurance)	47,407	—	—	47,407	100.0%
Reinsurance ceded	44,437	—	—	44,437
Net individual annuity reserves	$2,970	$—	$—	$2,970

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Not subject to discretionary withdrawal	$1,807	$—	$1,310,659	$1,312,466	100.0%
Total group annuity reserves (before reinsurance)	1,807	—	1,310,659	1,312,466	100.0%
Reinsurance ceded	1,807	—	—	1,807
Net group annuity reserves	$—	$—	$1,310,659	$1,310,659

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$172,633	$—	$—	$172,633	98.5%
Not subject to discretionary withdrawal	2,715	—	—	2,715	1.5
Total deposit-type contract liability (before reinsurance)	175,348	—	—	175,348	100.0%
Reinsurance ceded	17,868	—	—	17,868
Total deposit-type contract liability	$157,480	$—	$—	$157,480
Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.
At December 31, 2025, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	—	—	—	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	2,832,802	3,160,052	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	—	—	—
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	—	XXX	XXX	—
Accidental death benefits	XXX	XXX	3,588	XXX	XXX	—
Disability - active lives	XXX	XXX	3,485	XXX	XXX	—
Disability - disabled lives	XXX	XXX	15,898	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total life reserves (before reinsurance)	—	2,832,802	3,183,023	—	—	—
Reinsurance Ceded	—	—	315,607	—	—	—
Net life reserves	$—	$2,832,802	$2,867,416	$—	$—	$—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

10. Employee Retirement Benefits
The Company has a noncontributory pension plan under a deposit administration group annuity contract covering substantially all employees and field representatives that meet eligibility requirements while working for the Company and attaining normal retirement age. In addition, the Company provides certain health care and life insurance benefits for certain retired employees or their beneficiaries. Substantially all of the Company’s employees and field representatives may become eligible for those benefits when they reach normal retirement age while working for the Company.
The Company uses a December 31 measurement date for all plans.
A summary of assets, obligations and assumptions of the pension and other postretirement benefit plans at December 31, are as follows:

	Pension Benefits		Postretirement Medical
	2025	2024	2025	2024
	(In Thousands)
Change in benefit obligation:
Benefit obligation at beginning of year	$833,406	$874,864	$77,255	$93,059
Service cost	19,554	22,812	24	46
Interest cost	44,913	42,679	3,839	3,848
Contribution by plan participants	—	—	4,250	4,611
Actuarial (gain) loss	32,804	(55,528)	(1,812)	(12,496)
Benefits paid	(52,034)	(51,421)	(9,935)	(11,813)
Plan amendments	—	—	—	—
Settlements	—	—	—	—
Benefit obligation at end of year	$878,643	$833,406	$73,621	$77,255

Change in plan assets:
Fair value of plan assets at beginning of year	$1,207,335	$1,113,295	$—	$—
Actual return on plan assets	155,358	145,461	—	—
Employer contribution	—	—	5,685	7,202
Plan participants’ contributions	—	—	4,250	4,611
Benefits paid	(52,034)	(51,421)	(9,935)	(11,813)
Settlements	—	—	—	—
Fair value of plan assets at end of year	$1,310,659	$1,207,335	$—	$—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Pension Benefits		Postretirement Medical
	2025	2024	2025	2024
	(In Thousands)
Funded status:
Overfunded (underfunded) obligation	$432,016	$373,929	$(73,621)	$(77,255)
Unrecognized net (gain) or loss	—	—	—	—
Unrecognized prior service cost	—	—	—	—
Net amount recognized*	$432,016	$373,929	$(73,621)	$(77,255)

Accumulated benefit obligation for vested employees and partially vested employees to the extent vested	$814,976	$767,401	$73,621	$77,255

*Nonadmitted if overfunded

	Pension Benefits
	2025	2024	2023
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$19,554	$22,812	$20,373
Interest cost	44,913	42,679	45,899
Expected return on plan assets	(88,555)	(81,521)	(75,560)
Amount of recognized gains and losses	—	—	4,173
Amount of prior service cost recognized	531	531	531
Total net periodic benefit cost (benefit)	$(23,557)	$(15,499)	$(4,584)

	Postretirement Medical
	2025	2024	2023
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$24	$46	$79
Interest cost	3,839	3,848	4,719
Amount of recognized gains and losses	(4,523)	(13,196)	(11,306)
Amount of prior service cost recognized	—	—	—
Total net periodic benefit cost (benefit)	$(660)	$(9,302)	$(6,508)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Pension Benefits		Postretirement Medical
	2025	2024	2025	2024
	(In Thousands)
Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost:
Items not yet recognized as a component of net periodic cost - prior year	$(18,022)	$101,977	$(61,893)	$(62,593)
Net transition asset or obligation recognized	—	—	—	—
Net prior service cost or credit arising during the period	—	—	—	—
Net prior service cost or credit recognized	(531)	(531)	—	—
Net gain and loss arising during the period	(33,999)	(119,468)	(1,812)	(12,495)
Net gain and loss recognized	—	—	4,522	13,195
Items not yet recognized as a component of net periodic cost - current year	$(52,552)	$(18,022)	$(59,183)	$(61,893)
Assumptions used to determine net periodic benefit cost for the year ended December 31:

	Pension Benefits		Postretirement Medical
	2025	2024	2025	2024

Discount rate	5.73%	5.13%	5.62%	5.07%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
Expected long-term rate of return on plan assets	7.50%	7.50%	N/A	N/A

Assumptions used to determine the benefit obligation at December 31:

	Pension Benefits		Postretirement Medical
	2025	2024	2025	2024

Discount rate	5.64%	5.72%	5.39%	5.62%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
The Company's non-admitted pension asset was $432.0 million and $373.9 million at December 31, 2025 and 2024, respectively.
The Company utilizes a full yield curve approach in the estimation of liabilities, service cost, and interest cost for pension and postretirement benefits by applying the specific spot rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flows. The yield curve utilized in the cash flow analysis is comprised of highly rated (Aaa or Aa) corporate bonds. The discount rate was decreased from 5.72% at December 31, 2024, to 5.64% at December 31, 2025. This resulted in a $12.7 million increase in the pension benefit obligation in 2025. The discount rate was increased from 5.13% at

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

December 31, 2023, to 5.72% at December 31, 2024. This resulted in a $57.1 million decrease in the pension benefit obligation in 2024.
The Company’s mortality assumption for plan participants, including future mortality improvements, is generally derived from tables published by the Society of Actuaries (SOA). As of December 31, 2025, the mortality assumptions for active and retired participants were updated to the SOA white collar tables. The change to the mortality assumption resulted in a $21.7 million increase in the pension benefit obligation in 2025.
The Company employs a prospective building block approach in determining the long-term expected rate of return for plan assets. Historical returns are determined by asset class. The historical relationships between equities, fixed income securities, and other assets are reviewed. The Company applies long-term asset return estimates to the plan’s target asset allocation to determine the weighted-average long-term return. The Company’s long-term asset allocation was determined through modeling long-term returns and asset return volatilities and is guided by an investment policy statement created for the plan.
The asset allocation for the defined benefit pension plan at the end of 2025 and 2024, and the target allocation for 2025 by asset category, are as follows:

	Target Allocation Percentage	Percentage of Plan Assets
	2025	2025	2024
Asset category:
Equity securities	60%	65%	65%
Fixed income securities	13	16	16
Short-term investments	2	—	—
Other	25	19	19
Total	100%	100%	100%
The plan employs a total return investment approach whereby a mix of fixed income and equity investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The total portfolio is structured with multiple sub-portfolios, each with a specific fixed income or equity asset management discipline. Each sub-portfolio is subject to individual limitations and performance benchmarks as well as limitations at the consolidated portfolio level. Quarterly asset allocation meetings are held to evaluate portfolio asset allocations and to establish the optimal mix of assets given current market conditions and risk tolerance. Investment mix is measured and monitored on an ongoing basis through regular investment reviews, annual liability measurements, and periodic asset/liability studies.
The Company’s pension plan assets consist primarily of debt and equity securities, mutual funds and private equity funds, all of which are carried at fair value.
Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets primarily include exchange-traded equity securities and mutual funds.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets include certain debt securities for which public price quotations are not available, but that use other market observable inputs from third-party pricing service quotes or internal valuation models using observable inputs. Level 2 assets also include private funds that invest primarily in domestic debt securities where the Company has the right to redeem its interest at net asset values. The underlying debt securities within these funds employ similar valuation methodologies as the Company’s other investments in debt securities.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company's Level 3 assets primarily include private real estate funds.
Debt Securities
The fair values of actively traded debt securities have been determined through the use of third-party pricing services utilizing market observable inputs.
Equity Securities
The fair values of actively traded equity securities have been determined utilizing publicly quoted prices from third-party pricing services.
Mutual Funds
The fair values of mutual funds have been determined utilizing the net asset values of the funds.
Private Equity and Fixed Income Funds
The fair values of private equity and fixed income funds have been determined utilizing the net asset values of the funds. The fair values of the private real estate funds have been determined by utilizing significant unobservable inputs.
Other Assets
Other assets primarily include securities lending reinvested collateral and cash equivalents. The fair value of securities lending reinvested collateral assets are from third-party sources utilizing publicly quoted prices. The fair value of the cash equivalents are based on quoted market prices.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The fair value of the pension plan’s assets by asset category is as follows:

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2*	Level 3
	(In Thousands)
At December 31, 2025:
Debt securities:
Issuer credit obligations	$186,120	$32,723	$152,011	$1,386
Asset-backed securities	11,550	—	11,550	—
Equity securities:
Common equity	686,357	637,280	49,077	—
Mutual funds	163,056	163,056	—	—
Preferred stock	—	—	—	—
Other invested assets:
Private equity and fixed income funds	192,785	—	192,785	—
Surplus notes	9,107	—	9,107	—
Real estate	50,700	—	—	50,700
Other assets	29,389	26,889	2,500	—
Total plan assets	$1,329,064	$859,948	$417,030	$52,086
* Includes investments using net asset value (NAV) as a practical expedient.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2*	Level 3
	(In Thousands)
At December 31, 2024:
Debt securities:
Debt securities issued by states of the U.S. and political subdivisions of the states	$2,009	$—	$2,009	$—
Corporate securities	174,250	32,036	140,985	1,229
Residential mortgage-backed securities	605	—	605	—
Asset-backed securities	11,052	—	11,052	—
Equity securities:
Common equity	647,297	601,818	45,479	—
Mutual funds	133,849	133,849	—	—
Preferred stock	605	—	605	—
Other invested assets:
Private equity and fixed income funds	179,062	—	179,062	—
Surplus notes	4,771	—	4,771	—
Real estate	38,090	—	—	38,090
Other assets	22,938	20,288	2,650	—
Total plan assets	$1,214,528	$787,991	$387,218	$39,319
* Includes investments using net asset value (NAV) as a practical expedient.
For measurement purposes of the postretirement benefit obligation at December 31, 2025, a 5.275% annual rate of increase in the per capita cost of covered health care benefits is assumed for 2026. The rate was assumed to decrease gradually to 4.75% for 2033 and remain at that level thereafter.
At December 31, 2025, the assets of the Company’s pension include approximately $51.7 million invested in the Touchstone Family of Funds, which are administered by the Company, and $221.6 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc. At December 31, 2024, the assets of the Company’s pension include approximately $97.4 million invested in the Touchstone Family of Funds, which are administered by the Company, $205.2 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

As of December 31, 2025, future benefit payments for the pension plan are expected as follows (in millions):

2026	$55.2
2027	56.3
2028	57.4
2029	58.4
2030	59.4
Five years thereafter	310.1

Future benefit payments for the postretirement medical plan, net of amounts contributed by plan participants, are expected as follows (in millions):

2026	$6.8
2027	6.5
2028	6.2
2029	6.1
2030	6.0
Five years thereafter	27.1
The Company did not make any contributions to the pension plan in 2025 and 2024. The Company does not expect to make contributions to the pension plan during 2026.
The Company made contributions to the postretirement medical plan of $5.7 million in 2025 and expects to contribute $58.7 million between 2026 and 2035, inclusive. The Company received no subsidies in 2025. The Company’s postretirement medical plan did not collect the Medicare Part D Subsidy for claims activity occurring after January 1, 2013.
The Company sponsors a contributory employee retirement savings plan covering substantially all eligible, full-time employees. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Company’s contributions to the plan are based on a combination of the employee’s contributions to the plan and a percentage of the employee’s earnings for the year. The total of the Company’s contributions to the defined contribution plan were $6.3 million, $5.9 million, and $5.7 million for 2025, 2024 and 2023, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

11. Premium and Annuity Considerations Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2025, were as follows:

	Gross	Net of Loading
	(In Thousands)
Ordinary new business	$3,088	$253
Ordinary renewal	60,881	44,573
Accident and health renewal	307	269
Assumed investment type-contracts	457	457
Total	$64,733	$45,552

Supplementary Information

Place Holder for EY Letter

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

Investment income earned:
U.S. Government debt securities	$1,362
Other debt securities (unaffiliated)	148,629
Debt securities of affiliates	—
Preferred stocks (unaffiliated)	3,897
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	16,563
Common stocks of affiliates	165,587
Mortgage loans	2,165
Real estate	12,168
Premium notes, policy loans and liens	10,578
Cash on hand and on deposit	4,242
Short-term investments	99
Other invested assets	95,426
Derivative instruments	—
Aggregate write-ins for investment income	118
Gross investment income	$460,834

Real estate owned (book value less encumbrances)	$27,442

Mortgage loans (book value):
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	51,412
Mezzanine real estate loan	—
Total mortgage loans	$51,412

Mortgage loans by standing (book value):
Good standing	$51,412
Good standing with restructured terms	$—
Interest overdue more than 90 days, not in foreclosure	$—
Foreclosure in process	$—

Other long-term assets (statement value)	$2,735,024
Collateral loans	$—

Debt securities and stocks of parents, subsidiaries and affiliates (book value):
Debt securities	$—
Preferred stocks	$—
Common stocks	$5,144,047

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

Debt securities and short-term investments by NAIC designation and maturity:
Debt securities by maturity (statement value):
Due within one year or less	$174,604
Over 1 year through 5 years	316,929
Over 5 years through 10 years	381,525
Over 10 years through 20 years	922,183
Over 20 years	1,211,992
No maturity date	—
Total by maturity	$3,007,233

Debt securities and short-term investments by NAIC designation (statement value):
NAIC 1	$1,670,801
NAIC 2	1,275,988
NAIC 3	34,176
NAIC 4	15,763
NAIC 5	10,505
NAIC 6	—
Total by NAIC designation	$3,007,233
Total debt securities publicly traded	$2,290,469
Total debt securities privately placed	$716,764

Preferred stocks (statement value)	$89,403
Common stocks (market value)	$5,749,851
Short-term investments (book value)	$—
Securities lending reinvested collateral assets (book value)	$—
Options, caps and floors owned (statement value)	$—
Options, caps and floors written and in-force (statement value)	$—
Collar, swap and forward agreements open (statement value)	$—
Futures contracts open (current value)	$—
Cash on deposit (book overdraft)	$(18,434)

Life insurance in-force:
Industrial	$301,928
Ordinary	$10,191,085
Credit life	$—
Group life	$854,369

Amount of accidental death insurance in-force under ordinary policies	$1,097,634

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

Life insurance policies with disability provisions in-force:
Industrial	$32,191
Ordinary	$1,511,514
Credit life	$—
Group life	$699,497

Supplementary contracts in-force:
Ordinary – not involving life contingencies:
Amount on deposit	$2,031
Amount of income payable	$131
Ordinary – involving life contingencies:
Amount of income payable	$83
Group – not involving life contingencies:
Amount on deposit	$—
Amount of income payable	$—
Group – involving life contingencies:
Amount of income payable	$—

Annuities:
Ordinary:
Immediate–amount of income payable	$76
Deferred–fully paid–account balance	$1,944
Deferred–not fully paid–account balance	$—
Group:
Amount of income payable	$—
Fully paid–account balance	$—
Not fully paid–account balance	$—

Accident and health insurance – premiums in-force:
Ordinary	$21,079
Group	$46,323
Credit	$—

Deposit funds and dividend accumulations:
Deposit funds – account balance	$10,592
Dividend accumulations – account balance	$144,337

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

Claim payments 2025:
Group accident and health:
2025	$—
2024	$—
2023	$—
2022	$—
2021	$—
Prior	$—
Other accident and health:
2025	$3,665
2024	$5,292
2023	$4,932
2022	$6,633
2021	$14,236
Prior	$18,173
Other coverages that use developmental methods to calculate claims reserves:
2025	$—
2024	$—
2023	$—
2022	$—
2021	$—
Prior	$—

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH- SIS

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Note to Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025

Basis of Presentation
The accompanying supplemental schedule presents selected statutory-basis financial data as of December 31, 2025, and for the year then ended, for purposes of complying with the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and agrees to or is included in the amounts reported in the Company’s 2025 Statutory Annual Statement as filed with the Ohio Department of Insurance.
Reinsurance
The Company has not identified any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 that would require disclosure in the supplemental schedule to life and reinsurance disclosures as required under SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance.